UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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☒Definitive Proxy Statement
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SEI INVESTMENTS COMPANY
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SEI Investments Company Notice of Annual Meeting of Shareholders to be held May 28, 2025

Capitalizing
on opportunity.
1  2025 Proxy Statement

Alfred P. West, Jr. Executive Chairman
SEI achieved significant milestones in 2024 with record revenue, net sales events, operating income, and earnings per share. At the heart of this success is the steadfast dedication of our leadership and talented workforce to delivering for our clients and executing our growth strategy.
Our company’s evolution reinforces our focus on an enterprise mindset that leverages the breadth of SEI’s technology, operations, and asset management capabilities across the markets we serve. We are investing in the areas of our business that we believe can deliver the greatest return on investment. We are optimizing our operating model, aligning capital and functions to execute our vision for growth and maximize enterprise value added. And we are committed to innovation that can accelerate that growth.
Our people are SEI, and our company’s values are not only the foundation of our culture, but they also enable our success. Nurturing an environment and culture that unites our colleagues in a shared purpose is central to capitalizing on the opportunities ahead.
We are looking to what’s beyond the horizon and reimagining what’s possible. What we do today is through the lens of what’s next, so we can drive growth for our clients, the industry, and our shareholders.

2  2025 Proxy Statement

Notice of Annual Meeting of Shareholders
Date and time
Wednesday, May 28, 2025
9 a.m. ET
Location
Virtual meeting
Our 2025 Annual Meeting will be held
in a virtual-only format. Shareholders
will not be able to attend our 2025
Annual Meeting of Shareholders in
person.
Shareholders may attend our 2025
Annual Meeting of Shareholders
virtually at
www.virtualshareholdermeeting.com
/SEIC2025 by entering the 16-digit
voting control number found on your
proxy card or in your voting
instructions.
Join our
virtual
shareholder
meeting

Purposes
1.To elect three directors for a term expiring
at our 2028 Annual Meeting of Shareholders;
2.To approve on an advisory basis the
compensation of our named executive
officers;
3.To ratify the appointment of KPMG LLP as
independent registered public accountants
to examine our consolidated financial
statements for 2025; and
4.To transact such other business as may
properly come before our 2025 Annual
Meeting of Shareholders or any adjournments
thereof.
Only shareholders of record at the close of business on
March 20, 2025 will be entitled to receive notice of, and to vote at, our 2025 Annual Meeting of Shareholders and any
adjournments thereof. Additional information regarding the
rules and procedures for participating in and voting during
the Annual Meeting will be set forth in our meeting rules of conduct, which shareholders will be able to view prior to or during the virtual meeting.
Whether or not shareholders plan to attend our virtual-only
2025 Annual Meeting of Shareholders, SEI urges shareholders
to vote and submit their proxies in advance of the meeting
by one of the methods described in these proxy materials.
By order of the Board of Directors,
Michael N. Peterson, Secretary
April 14, 2025

3  2025 Proxy Statement

How to vote

Your vote is
important
Vote by 11:59 p.m. ET on
May 27, 2025 for shares held
directly and by 11:59 p.m. ET
on May 22, 2025 for shares
held in a Plan. Refer to the
attached proxy materials or
the information forwarded by
your bank, broker, or other
nominee to see which voting
methods are available.

Internet
Go to www.proxyvote.com and follow the instructions. You
will need the control number from your proxy card or voting
instruction form, or to scan the QR code to vote using your
mobile device.
Telephone
If your shares are held in the name of a broker, bank or
other nominee, follow the telephone voting instructions
provided. If your shares are registered in your name, call
1-800-690-6903 and follow the voice prompts. You will
need the control number from your proxy card or voting
instruction form.
Mail
Complete, sign, date, and return the enclosed proxy card or
voting instruction card in the postage pre-paid envelope
provided.
Voting at the Annual Meeting
This year’s Annual Meeting will be virtual. You may vote
during the meeting pursuant to the rules and procedures for
participating in and voting during the meeting set forth in
our meeting rules of conduct, which shareholders will be
able to view prior to or during the meeting at
www.virtualshareholdermeeting.com/SEIC2025 by entering
the 16-digit voting control number found on your proxy card
or voting instruction form and by following the instructions to vote.
Please read both this Proxy Statement and our Annual
Report before you cast your vote. They are available free
of charge on our website at seic.com/investor-relations.

4   2025 Proxy Statement

Table of contents
5	Proxy statement

7	About SEI

8	Capitalizing on opportunity

11	Proxy summary

12	Proposal 1
Election of directors

19	Corporate governance

23	Ownership of shares

25	Compensation discussion and analysis

42	Executive compensation

53	Audit Committee report

54	Proposal 2
Advisory vote on executive compensation

56	Proposal 3
Ratification of appointment of independent registered public accountants

59	Other important information

61	Annex A: Reconciliation of GAAP to Non-GAAP Measure

62	Annex B: Employee Demographics

5  2025 Proxy Statement
Proxy
statement.
This Proxy Statement is furnished in connection with the solicitation by the Board of
Directors (the “Board”) of SEI Investments Company (“SEI,” “the Company,” “we,”
or “our”) of proxies for use at our 2025 Annual Meeting of Shareholders to be held on May 28, 2025, and at any adjournments thereof (our “2025 Annual Meeting”).
2025 Annual Meeting of
Shareholders
Action will be taken at our 2025 Annual Meeting to
elect three directors with a term expiring at our
2028 Annual Meeting of Shareholders; to approve
on an advisory basis the compensation of our
named executive officers; to ratify the
appointment of KPMG LLP as independent
registered public accountants to examine our
consolidated financial statements for 2025; and to
consider such other business as may properly come
before our 2025 Annual Meeting and any
adjournments thereof. This Proxy Statement, the
accompanying proxy card or voting instruction form
and our Annual Report for 2024 will be sent to our
shareholders on or about April 14, 2025.
Our 2025 Annual Meeting will be held in a virtual-
only format. Shareholders will not be able to
attend our 2025 Annual Meeting in person.
Shareholders may attend our 2025 Annual Meeting
virtually at www.virtualshareholdermeeting.com/
SEIC2025 by entering the 16-digit voting control
number found on your proxy card or your voting
instruction form. Shareholders whose shares are
held in the name of a broker, bank or other
nominee and who need their 16-digit control
number should contact their bank, broker or other
nominee, and to ensure receipt of the control
number in a timely fashion, should do so well in
advance of the 2025 Annual Meeting of
Shareholders.
Voting at the meeting
Only the holders of shares of our common stock,
par value $.01 per share (“Shares”), of record at
the close of business on March 20, 2025
(“Shareholders”), are entitled to vote at our 2025
Annual Meeting. On that date, there were
125,744,605 Shares outstanding and entitled to be
voted at our 2025 Annual Meeting. Each
Shareholder will have the right to one vote for
each Share outstanding in his or her name on our
books.
See “Ownership of Shares” for information
regarding the ownership of Shares by our directors,
nominees, officers, and certain shareholders.
Quorum and required votes
A majority of the Shares entitled to vote at the
2025 Annual Meeting, present either in person or by
proxy, will constitute a quorum for all purposes of
the 2025 Annual Meeting. Shares voted on any
matter submitted to a vote at the Annual Meeting,
under Pennsylvania law, will be considered present
for all purposes of the meeting and will therefore
be counted for purposes of calculating whether a
quorum is present at the Annual Meeting. Under
Pennsylvania law and our Articles and Bylaws, if a
quorum is present at the meeting:
•the three nominees for election as directors will
be elected to the Board if the votes cast for each
nominee exceed the votes cast against the
nominee;
•management’s proposal to approve on an
advisory basis the compensation of our named
6  2025 Proxy Statement
executive officers as disclosed in this Proxy
Statement will be approved if the votes cast in
favor of the proposal constitute a majority of the
votes which all shareholders present in person or
by proxy are entitled to cast; and
•the ratification of the appointment of our
independent public accountants will be approved
if the votes cast in favor of the proposal
constitute a majority of the votes which all
shareholders present in person or by proxy are
entitled to cast.
Abstentions are considered votes entitled to be
cast on a proposal, but not cast. Therefore,
abstentions will have no effect on the election of
directors, but will impact the other proposals as
they will have the effect of a vote against the
proposal. Broker non-votes, which occur solely
with respect to “non-routine” matters such as the
election of directors or the advisory vote on
compensation, are considered not entitled to be
cast on those matters. Thus, broker non-votes will
have no effect on any of the proposals.
Other voting information
Shares represented by each properly executed
proxy card will be voted in the manner specified by
the respective Shareholder. If instructions to the
contrary are not given, such Shares will be voted
FOR the election to our Board of the nominees
listed herein; FOR management’s proposal to
approve on an advisory basis the compensation of
our named executive officers; and FOR the
ratification of the appointment of KPMG LLP as
independent registered public accountants to
examine our consolidated financial statements for
2025.
If any other matters are properly presented for
action at the meeting, the proxy holders will vote
the proxies (which confer discretionary authority
to vote on such matters) in accordance with their
best judgment. Brokers or other nominees who
hold Shares for a beneficial owner have the
discretion to vote on routine proposals when they
have not received voting instructions from the
beneficial owner at least ten days prior to the
Annual Meeting.
Your broker is not permitted to vote on your behalf
on the election of directors or the advisory vote
proposal on approval of compensation, as well as
any other non-routine matters unless you provide
specific instructions by completing and returning
the proxy card or by following the instructions
provided to you by your broker, trustee or nominee
to vote your Shares via telephone or the Internet.
We expect that brokers and nominees will
determine that they have the discretion to vote
the Shares held of record by them in the absence
of voting instructions from the beneficial holder
only on the ratification of the selection of our
independent public accountants.
As a result, it is important to understand that if
you hold your Shares through a broker, you must
give your broker specific instructions on how to
vote your Shares for them to be counted as votes
cast on a number of matters being considered at
the meeting and to affect the outcome of those
votes.
You may vote your Shares in one of several ways,
depending upon how you own your Shares. If you
own shares registered in the name of a bank,
broker or other nominee, refer to your proxy card
or voting instruction form to see which voting
methods are available to you. If you own shares
that are registered with our transfer agent in your
own name, you may vote on the Internet, by
telephone or mail as described on your ballot card
or voting instruction form.
This year’s annual meeting will be virtual. You may
vote during the meeting pursuant to the rules and
procedures for participating in and voting during
the Annual Meeting set forth in our meeting rules
of conduct, which shareholders will be able to view
prior to or during the meeting at
www.virtualshareholdermeeting.com/SEIC2025 by
entering the 16-digit voting control number found
on your proxy card or your voting instruction form,
and by following the instructions to vote.
Any record Shareholder giving a proxy or other
voting instruction has the right to revoke it by
providing written notice of revocation to our
Secretary at any time before the proxy or voting
instruction is voted.
Please read both this Proxy Statement and our
Annual Report before you cast your vote.
7  2025 Proxy Statement
About SEI.

5,000

Global employees*

$1.6T

AUM/AUA*

$7.0T

Assets processed on our wealth management platforms*

8 & 43

Clients include 8 of top 20 U.S. banks and 43 of the top 100 Investment managers*

*As of Dec. 31, 2024

SEI is a leading global provider of financial technology, operations, and asset management services within the financial services industry. We tailor our solutions and services to help clients more effectively deploy their capital—whether that’s money, time, or talent—so they can better serve their clients and achieve their growth objectives.
8  2025 Proxy Statement
Capitalizing on
opportunity.
Competitive advantage.
With our core competency pillars of technology, operations, and asset management, the breadth of the markets we serve and capabilities across investment processing, investment operations, and investment management uniquely position us in the financial services industry. We deliver our services standalone or combine multiple capabilities into comprehensive solutions designed to meet the needs of each market we serve globally. Our clients include wealth managers, banks, investment advisors, asset managers, family offices, institutional investors, and ultra-high-net-
worth investors.
Technology and operations
•End-to-end platforms and technology
infrastructure
•Custody/sub-custody processing
•Investment processing platforms in SaaS or
PaaS models
•Cybersecurity, regulatory, and compliance
services
Asset management
•Suite of internally managed and third-party
investment products
•Manager research, asset allocation, and
portfolio construction
•Direct indexing, factor-based strategies,
alternatives, and tax management
•Discretionary investment management
9  2025 Proxy Statement
2024 performance highlights.**

Net sales events	Revenue	Earnings per share
$128M	**$2.1B**	**$4.41**
+58%	**+11%**	**+27%**

Operating margin	Assets under Mgmt.	Assets under Admin.
26%	**$477B**	**$1.1T**
+385 bps	**+10%**	**+12%**

Dividends	Share repurchases	Long-term debt
$120M	**$500M**	**$0**

**As of Dec. 31, 2024, compared to year end 2023

In many aspects, 2024 was a record year for our company. SEI’s total revenue, operating income, and earnings per share reached record levels for the year and demonstrated strong growth over 2023. Net sales events, which measures the value of new business wins less business losses, also reached a record, reflecting significant improvement in our overall business momentum. These results were achieved while maintaining a fortress balance sheet and returning approximately
$620 million of capital to shareholders.
10  2025 Proxy Statement

Our values.
We’re guided by six core values that help us grow and defy the status quo. They are woven in to the fabric of the culture and workplace we nurture and serve as the standards of our employees’ visible actions each day.

Courage	Integrity

Collaboration	Inclusion

Connection	Fun

11  2025 Proxy Statement

Proxy Summary. Annual Meeting of Shareholders
	DATE AND TIME May 28, 2025 at 9 a.m. ET LOCATION www.virtualshareholdermeet ing.com/SEIC2025 RECORD DATE March 20, 2025

Voting matters Shareholders will be asked to vote on the following matters at the Annual Meeting. We encourage you to read the entire Proxy Statement before voting.
PROPOSAL	BOARD RECOMMENDATION	PAGE

1. To elect three directors for a term expiring at our 2028 Annual Meeting of Shareholders Our Board unanimously recommends that Shareholders vote FOR the election of Mr. Jonathan A. Brassington, Mr. William M. Doran and Mr. Alfred P. West, Jr. to the class of directors whose term will expire at our 2028 Annual Meeting of Shareholders.	Vote FOR each director nominee	12
2. To approve on an advisory basis the compensation of our named executive officers Our Board seeks a non-binding advisory vote from our Shareholders to approve the compensation of the named executive officers as disclosed in this Proxy Statement. Our Board and our Compensation Committee value the opinions of our Shareholders. To the extent that there is any significant vote against the compensation of our named executive officers, we will consider our Shareholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.	Vote FOR	54
3. To ratify the appointment of KPMG LLP as independent registered public accountants to examine our consolidated financial statements for 2025 The Audit Committee of our Board has selected KPMG LLP (“KPMG”) as our independent registered public accounting firm to audit our consolidated financial statements for the ﬁscal year ending December 31, 2025. The Audit Committee and the Board seek to have the Shareholders ratify the appointment of KPMG by the Audit Committee.	Vote FOR	56
12  2025 Proxy Statement
Proposal 1
Election
of Directors.
Our Board unanimously recommends that Shareholders vote FOR the election of
Mr. Jonathan A. Brassington, Mr. William M. Doran, and Mr. Alfred P. West, Jr. to
the class of directors whose term will expire at our 2028 Annual Meeting of
Shareholders.
13  2025 Proxy Statement

Required vote and Board recommendation

Our Board currently consists of eight members
and is divided into three classes comprised of
three directors in two of the classes and two
directors in the other class. One class is elected
each year to hold office for a three-year term
and until successors of such class are duly elected
and qualified, except in the event of death,
resignation, or removal of a director. At our 2025
Annual Meeting, Shareholders will be asked to
vote upon the election of three nominees to the
class of directors whose term will expire at our
2028 Annual Meeting of Shareholders.
Shares represented by properly executed proxy
cards in the accompanying form will be voted for
such nominees in the absence of instructions to
the contrary.
Under our Bylaws, directors must be elected by a
majority of votes cast in uncontested elections.
This means that the number of votes cast “for” a
director nominee must exceed the number of
votes cast “against” the nominee. In contested
elections, the vote standard would be a plurality
of votes cast. Our Bylaws provide that, in an
uncontested election, each director nominee who
is an incumbent director must submit to the
Board before the annual meeting a letter of
resignation that is conditioned on not receiving a
majority of the votes cast at the annual meeting.
Should a candidate not receive a majority of the
votes cast at the meeting, his or her resignation
is tendered to the independent directors of the
Board for a determination of whether or not to
accept the resignation. The Board’s decision and
the basis for the decision would be disclosed
within 90 days following the certification of the
final vote results.

The Board, following the recommendation of the
Board’s Nominating and Governance Committee
and following the nominating process described
under the caption “Corporate Governance-
Nominating Process” elsewhere in this Proxy
Statement, has nominated Jonathan A.
Brassington, William M. Doran, and Alfred P.
West, Jr. for election at our 2025 Annual Meeting.
Each of the nominees are incumbent directors,
have consented to be named and to serve if
elected, and have provided the Board the
conditional letter of resignation that is required
under our Bylaws. We do not know of anything
that would preclude these nominees from serving
if elected. If, for any reason, a nominee should
become unable or unwilling to stand for election
as a director, either the Shares represented by all
proxies authorizing votes for such nominee will be
voted for the election of such other person as our
Board may recommend, or the number of
directors to be elected at our 2025 Annual
Meeting will be reduced accordingly.
Set forth below is certain information concerning
Mr. Brassington, Mr. Doran, Mr. West and each of
the five other current directors whose terms
continue after our 2025 Annual Meeting. In
determining to nominate the nominees for
election to the Board, as well in considering the
continued service of the other members of our
Board, our Board has considered the specific
experiences and attributes of each director listed
below, and based on their direct personal
experience, the insight and collegiality that each
of the nominees and continuing directors brings
to board deliberations.

14  2025 Proxy Statement
Nominees for election at our 2025
Annual Meeting of Shareholders with
terms expiring in 2028:

Jonathan A. Brassington

Partner, NewSpring Capital  /  Age: 50  /  Director since: April 2022
Since March 2024, Mr. Brassington is a Partner at NewSpring Capital, where he focuses on investing growth capital in software and technology-enabled business.
From 2020 until May 2023, Mr. Brassington led Capgemini’s Digital Customer
Experience (DCX) business in North America, focusing on DCX transformation for
Global 1000 clients. From March 2018 until December 2019, he led Capgemini
Invent in North America, the management consulting division of Capgemini, Inc.
Prior to Capgemini, Mr. Brassington was the CEO, Partner, and Co-founder of
LiquidHub, a digital transformation company focused on re-imagining customer engagement.
Mr. Brassington is a member of the Board of Advisors at the University of
Pennsylvania’s School of Engineering and Applied Science. He also serves on the
Board and Executive Committee of Philadelphia Alliance for Capital and
Technology.
Qualifications
Mr. Brassington has deep expertise in the use of digital technologies to transform the wealth management sector gained from his experience providing strategic advisory and technology transformation services to many asset and wealth management firms, including five of the seven largest global asset managers. He has also advised venture and private equity firms on new and existing fintech

15  2025 Proxy Statement

William M. Doran

Consultant; Retired Partner Morgan Lewis & Bockius LLP (Law Firm)  /  Age: 84
Director since: March 1985
From October 1976 to October 2003, Mr. Doran was a partner in the law ﬁrm of
Morgan, Lewis & Bockius LLP, Philadelphia, PA, a ﬁrm that provides signiﬁcant legal services to SEI, our subsidiaries and our mutual funds.
Mr. Doran is a trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI
Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation
Trust, SEI Institutional Investments Trust, SEI Catholic Values Trust, New Covenant
Funds, Adviser Managed Trust, The Advisors’ Inner Circle Fund III, Gallery Trust,
Schroder Series Trust and Schroder Global Series Trust, each of which is an investment company for which our subsidiaries act as advisor, administrator and/or distributor. Mr. Doran is also a director of SEI Investments Distribution Co., SEI
Investments (Asia) Limited, SEI Investments (Europe) Ltd., SEI Global Nominee Ltd.,
SEI Investments Global Fund Services Limited, SEI Investments Global, Limited, and
SEI Alpha Strategy Portfolios, L.P.
Qualifications
Mr. Doran’s legal training and experience, his relationship with the Company as outside legal counsel for many years, and his long-standing involvement with our
Company and many of its regulated subsidiaries are valuable to his service on the
Board and as Chair of the Legal and Regulatory Oversight Committee.

Alfred P. West, Jr.

Executive Chairman, SEI  /  Age: 82  /  Director since: 1968
Qualifications
Mr. West has been the Executive Chairman of our Board since June 2022. Prior to
June 2022, Mr. West served as our Chief Executive Officer since our inception in
1968. Mr. West is our founder. He has provided the strategic vision in the development of our business and solutions since our inception and his familiarity with our customers and employees gives Mr. West insights and experience valuable to his service on the Board.

16  2025 Proxy Statement
Directors continuing in office with terms
expiring in 2026:

Ryan P. Hicke

Chief Executive Officer, SEI  /  Age: 47  /  Director since: June 2022
Mr. Hicke is our Chief Executive Officer, responsible for the global business strategy and execution for the Company across our three pillars of expertise:
investments, operations, and technology.
Mr. Hicke’s 27-year career at SEI includes 11 years in asset management and 13 years in technology across various parts of our business, with his tenure evenly split between U.S. and global experience. Prior to being named CEO, he was our
Chief Information Officer overseeing the information technology strategy and investment operations for the Company. Mr. Hicke also previously served as head of our Technology Unit, as well as a Managing Director in our U.K. wealth management business.
Mr. Hicke holds a degree in Finance from Saint Joseph’s University.
Qualifications
Mr. Hicke’s history and experience across the Company expose him to the needs and challenges of our clients on a daily basis, while sitting on our Executive team for many years has given him insight into strategically managing and running the

Kathryn M. McCarthy

Independent Consultant and Financial Advisor  /  Age: 76
Director since: October 1998
Ms. McCarthy is an independent consultant and ﬁnancial advisor to global families and family offices. She is a director and Chairs the Audit Committee of the
Rockefeller Trust Company, NA. She serves on several family office boards as well as investment committees and private trust company boards. From February 2000 to May 2003, Ms. McCarthy was a Managing Director at Rockefeller & Co., Inc.
Ms. McCarthy was the President of Marujupu, LLC (a New York-based family office) from November 1996 to June 1999 and subsequently an advisor to
Marujupu, LLC on investment and wealth transfer matters. From June 1992 to
October 1996, Ms. McCarthy was a Senior Financial Counselor and portfolio manager with Rockefeller & Co., Inc., a family office and investment manager.
Qualifications
Ms. McCarthy’s experience as a consultant and ﬁnancial advisor to investors, family offices and her wealth management experience has given her insight into the various issues faced by the investment and wealth management business of
SEI and its clients. Ms. McCarthy serves as Lead Independent Director of the
Board.

17  2025 Proxy Statement
Directors continuing in office with terms
expiring in 2027:

Carl A. Guarino

Former Chief Executive Officer, WizeHive, Inc.  /  Age: 67
Director since: September 2014
Mr. Guarino was the Chief Executive Officer of WizeHive, Inc., a SaaS company that provides a platform for managing grants, scholarships, and employee giving solutions, from June 2017 until WizeHive was acquired in late 2024. Mr. Guarino was Chief Executive Officer of Procurian Inc. (a provider of procurement outsourcing services to Fortune 1000 firms) from August 2006 until January 2014, shortly after the acquisition of Procurian by a subsidiary of Accenture PLC. Prior to March 2006, Mr. Guarino was Executive Vice President, Investment Advisors, of
the Company.
Qualifications
Mr. Guarino has great familiarity with the Company and its market units, particularly the investment advisor segment, and his experience and knowledge of the information technology industry provide the Board with a valuable perspective on the Company’s business activities.

Stephanie D. Miller

Former Chief Executive Officer, Hazeltree  /  Age: 56
Director since: October 2023
Ms. Miller was the Chief Executive Officer at Hazeltree, a leading provider of treasury and liquidity management solutions for the asset management industry, from October 24, 2023 to December 4, 2024. She previously served as Chief
Administrative Officer at Gilded, a Miami-based gold trading fintech. Prior to
Gilded, she was the Chief Executive Officer at Intertrust Group, a public Dutch
Euronext company, where she led the digital transformation of the client experience and development of a robust organic and inorganic growth strategy.
Miller also held executive roles at SS&C Technologies, JP Morgan, and Citco Fund
Services.
Qualifications
With more than 25 years’ experience across financial services, she has a combination of experience in traditional financial markets, digital assets, and emerging markets.

18  2025 Proxy Statement

Carmen V. Romeo

Private Investor  /  Age: 81  /  Director since: June 1979
From December 1985 to December 2004, Mr. Romeo served as an Executive Vice
President of the Company. Mr. Romeo was our Treasurer and Chief Financial
Officer from June 1979 until September 1996. Mr. Romeo officially retired from the Company effective December 31, 2004. Mr. Romeo was a certified public accountant with Arthur Andersen & Co. prior to 1979.
Qualifications
In addition to his familiarity with public company accounting and financial management issues, Mr. Romeo has great familiarity with the Company, and particular knowledge of the Company’s business and related technology and asset management solutions, from his previous role with the Company as the person having managerial responsibility for the Company’s Investment Advisors business.

Committee memberships

Name	Term	Audit	Compensation	Nominating and Governance	Legal and Regulatory
Jonathan A. Brassington (1)	Nominee, expiring 2028	Member	Member	Member
William M. Doran	Nominee, expiring 2028				Chair
Alfred P. West, Jr.	Nominee, expiring 2028
Ryan P. Hicke	Expiring 2026
Kathryn M. McCarthy (1) (2)	Expiring 2026	Member	Member	Member
Carl A. Guarino (1)	Expiring 2027	Member	Chair	Chair
Stephanie D. Miller (1)	Expiring 2027	Member			Member
Carmen V. Romeo (1)	Expiring 2027	Chair		Member	Member

(1) Independent Director (2) Lead Independent Director

19  2025 Proxy Statement
Corporate
governance.
Governance principles and
structures
The governance principles of our Board include our
Board Nomination and Shareholder Communication
Policy, as well as the charters of our Audit
Committee, Compensation Committee, Nominating
and Governance Committee, Legal and Regulatory
Oversight Committee, and our Lead Independent
Director. Other documents which implement our
governance principles include our Code of Conduct,
our Whistleblowing, Complaints and Non-
Retaliation Policy, and our Code of Ethics for Senior
Financial Officers. Each of these documents and
various other documents embodying our governance
principles, including our Code of Conduct, are
published under the “Leadership > Governance
documents” section of the Investor Relations
portion of our website at seic.com. Amendments
and waivers of our Code of Ethics for our Senior
Financial Officers will either be posted on our
website or ﬁled with the Securities and Exchange
Commission on a Current Report on Form 8-K.
Our Board has determined that each of Mr.
Brassington, Mr. Guarino, Ms. McCarthy, Ms. Miller,
and Mr. Romeo is an “independent director” as
such term is defined in Rule 5605(a)(2)
promulgated by The NASDAQ Stock Market LLC. In
this Proxy Statement, these five directors are
referred to individually as an “independent
director” and collectively as the “independent
directors.”
Mr. West, our founder and Chief Executive Officer
until June 2022, is the Executive Chairman of our
Board. The Board has concluded, in light of present
circumstances and the roles of our various Board
committees and the Lead Independent Director,
that this arrangement best suits our needs because
of Mr. West’s role as founder, strategic visionary,
and a significant shareholder.
In order to ensure that the considerations of non-
management directors are addressed at the Board,
the Board has appointed Ms. McCarthy as the Lead
Independent Director with the responsibilities and
authority set out in the Lead Independent Director
Charter. As the Lead Independent Director, Ms.
McCarthy is responsible for chairing the executive
sessions of the Board. Our independent directors
meet in regularly scheduled executive sessions
without management present.
Board and committee meetings
Our Board held nine meetings in 2024. During the
year, each director attended more than 75 percent
of the meetings of our Board and of the committees
on which he or she served. While we do not have a
specific written policy with regard to attendance of
directors at our annual meetings of shareholders,
we encourage, but do not mandate, board member
attendance at our annual meetings of shareholders,
particularly with respect to board members who
are up for election at that annual meeting. All of
our directors who were members of the Board at
that time attended our 2024 Annual Meeting of
Shareholders.
The standing committees of our Board are the Audit
Committee, the Compensation Committee, the
Nominating and Governance Committee, and the
Legal and Regulatory Oversight Committee.
Our Audit Committee held five meetings in 2024.
The principal functions of the Audit Committee,
which operates pursuant to a formal written
charter, are to assist our Board in its oversight of
the quality and integrity of our financial reporting
process, and to retain, set compensation and
retention terms for, terminate, oversee, and
evaluate the activities of our independent auditors.
The current members of the Audit Committee are
Mr. Romeo, Mr. Brassington, Mr. Guarino,
20  2025 Proxy Statement
Ms. McCarthy and Ms. Miller, each of whom is an
independent director. Our Board has determined
that Mr. Romeo is an “audit committee financial
expert” as such term is defined in Item 407(d)(5) of
Regulation S-K promulgated by the Securities and
Exchange Commission. A current copy of the
charter of the Audit Committee may be viewed on
our website at seic.com under “Investor Relations >
Leadership > Governance documents.”
Our Compensation Committee held five meetings in
2024. The principal function of the Compensation
Committee is to administer our compensation
programs, including certain stock plans and bonus
and incentive plans, as well as the salaries of senior
corporate officers and employment agreements
between us and our senior corporate officers. The
Compensation Committee members are Mr.
Guarino, Mr. Brassington and Ms. McCarthy, each of
whom is an independent director. A current copy of
the charter of the Compensation Committee may
be viewed on our website at seic.com under
“Investor Relations > Leadership > Governance
documents.” The Compensation Committee
establishes director and executive officer
compensation in accordance with the authority
granted by its charter and the Board-approved
compensation plans the Compensation Committee
administers. The Compensation Committee may
delegate its responsibilities under limited
circumstances to a subcommittee composed only of
a subset of Compensation Committee members.
Also, under the terms of the Board- and
shareholder-approved equity compensation plans,
the Compensation Committee is authorized to
provide our CEO with limited authority to make
stock-based awards to non-executive employees in
connection with recruitment, retention,
performance recognition or promotion; however,
the Compensation Committee has not authorized
our CEO to make any equity grants to our executive
officers.
Our Nominating and Governance Committee held
one meeting in 2024 to consider the nominees to
the Board for election at the 2025 Annual Meeting.
The principal function of the Nominating and
Governance Committee is to consider nominees for
election to the Board from time to time, including
recommendations submitted by our shareholders.
The members of the Nominating and Governance
Committee are Ms. McCarthy, Mr. Brassington, Mr.
Guarino and Mr. Romeo.
Our Legal and Regulatory Oversight Committee held
four meetings in 2024. The principal function of the
Legal and Regulatory Oversight Committee is to
oversee our compliance with rules and regulations
of the various regulatory bodies having jurisdiction
over our business and operations and those of our
subsidiaries.
The members of the Legal and Regulatory Oversight
Committee are Mr. Doran, Ms. Miller and Mr.
Romeo. A current copy of the charter of the Legal
and Regulatory Oversight Committee may be
viewed on our website at seic.com under “Investor
Relations > Leadership > Governance documents.”
Nominating process
Our Nominating and Governance Committee
consists solely of independent directors. Among the
responsibilities of the Nominating and Governance
Committee is the management and administration
of our Board Nomination and Shareholder
Communication Policy.
Board candidates are considered by the Nominating
and Governance Committee based on various
criteria, such as their broad-based business and
professional skills and experiences, a global
business and social perspective, concern for the
long-term interests of our shareholders, and
personal integrity and judgment. Directors are also
considered based on their diverse backgrounds and
on contributions that they can make to us, as well
as their ability to fill a current board need. In
addition, directors must have time available to
devote to activities of our Board and to enhance
their knowledge of our industry. The Board prefers
a mix of background and experience among its
members, and it uses its judgment to identify
nominees whose backgrounds, attributes and
experiences, which taken as a whole, will
contribute to insightful and robust, yet collegial,
Board deliberation. Accordingly, while there is no
exact formula, we seek to attract and retain highly
qualified directors with relevant experience who
have sufficient time to attend to their substantial
duties and responsibilities to us.
Our Nominating and Governance Committee
considers recommendations for nominations from a
wide variety of sources, including members of our
Board, business contacts, our legal counsel,
community leaders, and members of our
management. Our Nominating and Governance
Committee will also consider shareholder
recommendations for director nominees that are
received in a timely manner. Subject to compliance
with statutory or regulatory requirements, our
21  2025 Proxy Statement
Nominating and Governance Committee does not
expect that candidates recommended by
shareholders will be evaluated in a different
manner than other candidates. All such
recommendations for election of directors at the
2026 annual meeting should be submitted in writing
to our Secretary at our principal offices (1 Freedom
Valley Drive, Oaks PA 19456-1100). The Nominating
and Governance Committee Charter and the
Board’s current policy with respect to Board
Nominees and Shareholder Communications may be
viewed on our website at seic.com under “Investor
Relations > Leadership > Governance documents.”
In addition, our shareholders may nominate
candidates for election as director by soliciting
votes using their own proxy materials. See “Other
Important Information > Nominations and Proposals
by Shareholders for our 2026 Annual Meeting.”
Board Refreshment
Our Board regularly reviews its composition, skills,
and needs in the context of the Company’s overall
strategy. Our Board has concluded that directors
should not be subject to mandatory term limits
because the Board believes that the knowledge,
expertise and continuity provided by those
directors who have experience with the Company
and who continue to meet the Board membership
criteria considered by the Nominating and
Governance Committee can continue to provide
valuable guidance to the Company.
To facilitate Board refreshment, at the
recommendation of our Nominating and
Governance Committee, our Board has adopted a
retirement policy, pursuant to which no director
shall be nominated for re-election upon the
conclusion of such director’s term ending after the
director’s 75th birthday, provided that the
directors on the Board upon initial approval of the
retirement policy are not prohibited from serving
as directors through the annual meeting of the
Company’s shareholders held in 2028.
Engagement with shareholders
Our Board considers the feedback of our
shareholders as critical to our long-term success
and values the input provided when making
decisions for our company. Our discussions with
shareholders often relate to our executive
compensation program and governance matters.
During 2024, we performed an active shareholder
outreach program, engaging investors to
understand the issues that are important to them
so that management and the Board can use that
knowledge to inform our decision making and help
shape our corporate practices.
During 2024, we engaged with shareholders via
one-on-one meetings, investor conferences,
earnings calls, investor and analyst calls, on-site
investor meetings, and investor roadshows. Our
shareholder engagement team included our CEO,
CFO, the heads of our business segments and our
Head of Investor Relations.
This engagement, together with our commitment to
robust corporate governance and investor
transparency, resulted in the adoption of an
Executive Severance and Change of Control Plan
that established a consistent and quantifiable
approach to executive severance that we believe is
consistent with corporate governance best
practices. We further increased transparency into
our sales events through a quarterly disclosure of
our net recurring sales events, non-recurring sales
events, and total sales events, for each business
segment.
Shareholder communications to
our Board
Shareholders may send communications to our
Board in writing, addressed to the full Board,
individual directors, or a specific committee of our
Board, in care of our Secretary, to our principal
offices (1 Freedom Valley Drive, Oaks, PA
19456-1100). Our Board relies on our Secretary to
forward written questions or comments to the full
Board, named directors, or specific committees of
our Board, as appropriate. General comments or
inquiries from shareholders are forwarded to the
appropriate individual internally. The Board’s
current policy with respect to Board Nominees and
Shareholder Communications may be viewed on our
website at seic.com under “Investor Relations >
Leadership > Governance documents.”
Risk oversight by the Board
It is management’s responsibility to assess and
manage the various risks we face. It is the Board’s
responsibility to oversee management in this effort.
The Board has delegated aspects of their risk
management oversight responsibility to three
committees of the Board. The Audit Committee
22  2025 Proxy Statement
generally oversees risk policies related to our
financial statements and reporting. The Legal and
Regulatory Oversight Committee generally oversees
risk policies related to our compliance with legal
and regulatory obligations. The Compensation
Committee generally oversees risk policies related
to our compensation arrangements. The Board
directly considers risk matters related to our
strategic, operational, and corporate governance
matters, as well as risk that could adversely affect
our reputation.
We adopted an Enterprise Risk Management Policy
and Program based upon the COSO Enterprise Risk
Management Framework. Throughout the year, this
program is administered by our Enterprise Risk
Management team. During the year, senior
management members from across our organization
convene in our Enterprise Risk Committee on at
least a quarterly basis to discuss various aspects of
our operations that create risk for us and mitigation
strategies for these risks. At the end of each year,
our Chief Financial Officer and our General Counsel
work with our Director of Enterprise Risk
Management, internal audit department,
compliance department, risk officers of our
operations, technology and investment
management units, risk management officers of our
regulated subsidiaries, and members of our various
solutions development teams to collect, review and
prioritize business risks and mitigation measures
and responsibilities. The different identifiers of risk
include a risk assessment prepared by our
enterprise risk team; risk assessments prepared by
our internal audit team for purposes of developing
our internal audit plan; risk assessments prepared
by compliance officers for the purpose of
identifying compliance policy contents and testing
procedures; and risk assessments prepared by the
operations, technology and investment
management units for the purpose of creating and
refining their internal procedures and controls. This
group also considers the results of regulatory
examinations of our regulated subsidiaries, as well
as issues generally affecting our competitors and
the industries of which we are a part. Summaries of
these key business risks are then reviewed with our
Enterprise Risk Committee, consisting of the heads
of each of our market units and supporting
organizations.
In January of each year, the key business risk
summary is considered by a joint meeting of the
Audit Committee and the Legal and Regulatory
Oversight Committee of our Board. During the year,
our Chief Financial Officer and our General Counsel
have responsibility for escalating as appropriate
risk events and updates to the Audit Committee
and the Legal and Regulatory Oversight Committee,
respectively.
Other governance principles
The Board has also adopted a number of other
policies that directly affect governance and risk
management. These include our Compensation
Recoupment Policy and our Stock Ownership Policy,
both of which are described below under the
caption “Compensation Discussion and Analysis.”
We also have an Insider Trading Policy that governs
transactions in our securities by our directors,
officers, and employees, and promotes compliance
with the laws and rules applicable thereto. The
Insider Trading Policy is filed with our Annual
Report on Form 10-K as Exhibit 19. The Insider
Trading Policy provides that directors, executive
officers, and other employees subject to our insider
trading compliance program are not permitted to
enter into any transaction designed to hedge, or
having the effect of hedging, the economic risk of
owning out securities.
23  2025 Proxy Statement
Ownership
of shares.
The following table contains information as of March 20, 2025 (except as noted)
relating to the beneficial ownership of Shares by our Chief Executive Officer and our
Chief Financial Officer, by each of our three other most highly compensated executive officers, by each of the members of our Board (including nominees), by all members of our Board (including nominees) and executive officers in the aggregate, and by the holders of five percent or more of the total Shares outstanding. As of
March 20, 2025, there were 125,744,605 Shares outstanding. Information as to the number of Shares owned and the nature of ownership has been provided by these persons and is not within our direct knowledge. Unless otherwise indicated, the named persons possess sole voting and investment power with respect to the Shares listed.

Name of Individual or Identity of Group	Number of Shares Owned (1)	Percentage of Class (2)
Alfred P. West, Jr. (3)	3,717,286	3.0
William M. Doran (4)	9,174,922	7.3
Carmen V. Romeo (5)	2,941,645	2.3
Ryan P. Hicke (6)	364,515	*
Kathryn M. McCarthy	134,100	*
Carl A. Guarino (7)	83,257	*
Jonathan A. Brassington	8,750	*
Stephanie D. Miller	3,750	*
Dennis J. McGonigle (8)	820,625	*
Michael N. Peterson	350,000	*
Philip N. McCabe	280,759	*
Sean J. Denham	15,000	*
Michael F. Lane	21	*
All executive officers and directors as a group (19 persons) (9)	18,634,534	14.6
Loralee West (10)	12,600,349	10.0
The Vanguard Group (11)	11,888,519	9.5
BlackRock, Inc. (12)	11,162,525	8.9
Loomis Sayles & Co., L.P. (13)	8,862,150	7.0
*Less than one percent.
24  2025 Proxy Statement
(1)Includes shares that may be acquired upon exercise of stock options that are exercisable within 60 days of March 20, 2025 as set forth in the table below.

Name of Individual	Number of Shares
Alfred P. West, Jr.	210,000
William M. Doran	58,750
Carmen V. Romeo	48,750
Ryan P. Hicke	259,000
Kathryn M. McCarthy	58,750
Carl A. Guarino	58,750
Jonathan A. Brassington	8,750
Stephanie D. Miller	3,750
Dennis J. McGonigle	226,500
Michael N. Peterson	350,000
Philip N. McCabe	219,000
(2)Applicable percentage of ownership is based on Shares outstanding on March 20, 2025. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally means voting or investment power with respect to securities. Shares issuable upon the vesting of restricted stock units or the exercise of stock options that are exercisable currently or within 60 days of March 20, 2025 are deemed outstanding and to be beneficially owned by the person holding such units or options for purposes of computing such person’s percentage ownership, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except for Shares that are held jointly with a person’s spouse or are subject to applicable community property laws, or as indicated in the footnotes to this table, each Shareholder identified in the table possesses sole voting and investment power with respect to all Shares shown as beneficially owned by such Shareholder.
(3)Includes 322,500 Shares held in a trust for the benefit of Mr. Doran’s children, of which trust Mr. West is a trustee. Mr.
West disclaims beneficial ownership of the Shares held in this trust. Also includes 323,767 Shares held by the West Family
Foundation, of which Mr. West is a director and officer. Mr. West’s address is c/o SEI Investments Company, Oaks, PA
19456-1100. Mr. West has pledged as security to third parties 3,473,822 Shares, subject to adjustment. Excludes
2,459,693 Shares held by Mr. West’s wife and 10,140,656 Shares held in trusts for the benefit of Mr. West’s children (the
“Children’s Trusts”), of which trusts Mr. West’s wife is a trustee or co-trustee.
(4)Includes an aggregate of 8,408,060 Shares held in trusts for the benefit of Mr. West’s children, of which trusts Mr. Doran is a co-trustee and, accordingly, shares voting and investment power. Mr. Doran disclaims beneficial ownership of the
Shares held in each of these trusts. Also includes 53,400 Shares held by Mr. Doran’s wife, 43,768 Shares held in the
William M. Doran 2002 Grantor Retained Annuity Trust of which Mrs. Doran is the Trustee, and 109,603 Shares held in the
William M. Doran 2004 Grantor Retained Annuity Trust. Also includes 39,430 Shares held by the Doran Family Foundation, of which Mr. Doran is a director and, accordingly, shares voting and investment power. Of these Shares, Mr. Doran has pledged as security to third parties 505,504 Shares, subject to adjustment.
(5)Includes 1,065,680, Shares held by the Carmen V. Romeo 2012 Children’s Trust, 243 Shares held by Mr. Romeo’s wife and
1,059,488 Shares held in the Carmen V. Romeo 2019 GST Exempt Children’s Trust.
(6)Includes 10,000 restricted stock units convertible to Shares within 60 days of March 20, 2025.
(7)Includes 12,106 Shares held by a foundation and a family trust with respect to which Mr. Guarino shares voting or investment power.
(8)Includes 173,000 Shares held by a trust with respect to which Mr. McGonigle’s wife has sole voting power.
(9)Includes 2,168,000 Shares that may be acquired upon the vesting of restricted stock units or the exercise of stock options exercisable within 60 days of March 20, 2025. When a Share is reportable as beneficially owned by more than one person in the group, the ownership of the Share is only included once in the Number of Shares Owned column.
(10)Includes an aggregate of 10,140,656 Shares held in the Children’s Trusts, of which trusts Ms. West is a trustee or co-
trustee and, accordingly, shares voting and investment power. Ms. West disclaims beneficial ownership of the Shares held in each of the Children’s Trusts. Certain of the Children’s Trusts have pledged as security to third parties 1,236,700
Shares, subject to adjustment.
(11)Based solely on the most recent amendment to Schedule 13G dated February 13, 2024 by The Vanguard Group, which has shared dispositive power over 239,145 of the Shares indicated, shared voting power over 73,472 of the Shares indicated, and sole dispositive power over 11,649,374 of the Shares indicated. The address of the Vanguard Group is 100 Vanguard
Blvd., Malvern, PA 19355.
(12)Based solely on the most recent amendment to Schedule 13G dated January 25, 2024 by BlackRock, Inc., which has sole dispositive power over the number of Shares indicated and sole voting power over 10,517,673 of the Shares indicated. The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(13)Based solely on the most recent amendment to Schedule 13G dated February 12, 2025 by Loomis Sayles & Co., L.P., which has sole dispositive power over the number of Shares indicated and sole voting power over 7,191,715 of the Shares indicated. The address of Loomis Sayles & Co., L.P., is One Financial Center, Boston, MA 02111.
25  2025 Proxy Statement
Compensation
discussion and
analysis.
The following compensation discussion and analysis contains statements regarding future individual and Company performance measures, targets and other goals.
These goals are disclosed in the limited context of our executive compensation program and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.
Overview
Our compensation philosophy (which is intended to
apply to all members of management, including
our Executive Chairman and our Principal
Executive Officer (“PEO”) who is our Chief
Executive Officer), as implemented by the
Compensation Committee of our Board (the
“Committee”), is to provide a compensation
program that provides competitive levels of
compensation and that emphasizes incentive
compensation plans and equity plans that are
designed to align management incentives and
behavior with attaining our annual goals and
longer-term objectives. We believe that this
approach enables us to attract, retain and reward
highly qualified personnel and helps us achieve our
tactical and strategic goals. The Committee seeks
to develop a compensation program that, overall,
the Committee believes is competitive with
compensation paid to employees with comparable
qualifications, experience and responsibilities at
companies of comparable size engaged in the same
or similar businesses as us. The Committee does
not explicitly pay any position at a specific level or
mix with reference to any particular group.
The compensation program for almost all of our
non-sales full-time employees (in addition to
benefits afforded to all employees, such as health
care insurance and stock purchase and defined
contribution plans) consists of:
•base salary; and
•incentive compensation awards pursuant to a
corporate incentive compensation plan.
Equity compensation for selected, higher-level
employees is provided by annual grants of stock
options and restricted stock units (“RSUs”).
The Committee has sought to keep base salaries at
a relatively modest portion of total compensation
for higher compensated employees, so that the
overall compensation program is more heavily
weighted toward incentive compensation in the
form of annual cash bonuses and sales
commissions, and for selected high-performing
employees:
•stock option grants that have performance
vesting requirements based on attainment of
adjusted pre-tax earnings per share (“EPS”)
targets as well as minimum time vesting periods;
and RSU grants that “cliff vest” after three
years, provided that the grantee is an employee
in good standing on the vesting date.
26    2025 Proxy Statement
The Committee has sought to include a number of
features in the compensation program that are
designed to align the interests of management
with the interests of shareholders. These features
include:
•a mixture of elements that we believe will
enable us to recruit and retain talented
employees;
•orientating the cash compensation program
elements toward incentive compensation for
those employees who are in roles that we
believe are critical to our long-term growth
prospects;
•the use of EPS targets as vesting requirements
for stock option grants in order to incent a
growth mindset in our employees;
•time vesting for our RSU grants in order to create
a longer-term view of the value of a tenured
career;
•our Stock Ownership Policy (requiring minimum
PEO 2024 Compensation
PEO 2024 Compensation
threshold shareholdings by our senior executive
officers);
Average NEO 2024 Compensation
•our Executive Severance and Change of Control
Average NEO 2024 Compensation
Plan for our senior executive officers;
•our Compensation Recoupment Policy (which
provides for claw-back of performance-based
compensation in certain instances); and
•our Insider Trading Policy (which prohibits short
sales, transactions in derivatives of our stock,
and hedging transactions).
Consistent with our pay for performance
philosophy, during 2024 approximately 90% of our
current PEO’s pay and approximately 87% of the
compensation of our other named executive
officers (“NEOs”) was paid in the form of variable
performance-based compensation, such as
incentive compensation or stock options and RSUs
(see “Summary Compensation Table”).
27  2025 Proxy Statement
Since 2012, the Committee has retained Semler
Brossy Consulting Group, LLC (“Semler Brossy” or
“Consultant”) as its executive compensation
consultant when structuring compensation plans or
engaging in comparative compensation analyses.
The Committee continued its annual engagement
activities with the Consultant during 2024 and
retained the Consultant on an advisory capacity
with respect to industry trends (See
“Compensation Consultant” below.)
When evaluating the compensation practices at
“peer group” companies for comparative purposes,
the Committee used the same cohort of companies
as was used as reference points in the
Compensation Analysis Project described in the
Proxy Statement we filed with the Securities and
Exchange Commission in connection with our 2023
Annual Meeting of Shareholders. Due to the
recency of this project, the Committee did not
believe that it was necessary to re-evaluate the
composition of the “peer group.”
At our 2024 Annual Shareholders’ Meeting, our
shareholders expressed support for the
compensation of our named executive officers
disclosed in our 2024 Proxy Statement, with 61.8%
of the votes cast voting in favor of the “Say-on-
Pay” proposal. In light of the vote in favor of our
“Say-on-Pay” being at a lower percentage than in
prior years, during 2024 our General Counsel and
Chief Financial Officer met with proxy solicitation
firms as well as a number of our shareholders to
better understand the perspective of the
constituencies for the voting recommendations and
voting choices on our 2024 Say-on-Pay advisory
resolution. One of the items of concern that was
expressed during these meetings was the amount
of severance paid to a long-standing Executive Vice
President who retired during 2023. The feedback
received during these meetings was a factor in the
Committee’s decision to adopt our Executive
Severance and Change of Control Plan for senior
executives that is discussed in greater detail below
in the “2024 Committee actions and awards”
section. When setting compensation, and in
determining our compensation policies and
practices, the Committee took into account the
results of the 2024 “Say-on-Pay” advisory
resolution to approve such executive compensation
as demonstrating support of our compensation
programs.
The Committee has also reviewed our
compensation policies as generally applicable to all
of our employees and believes that our policies,
taking into account the mitigation policies and
arrangements in place, do not encourage excessive
or unnecessary risk-taking and that any level of risk
they do encourage is not reasonably likely to have
a material adverse effect on us.
Base salary and incentive
compensation targets
The Committee seeks to recommend base salaries
for management employees at levels that it
believes are sufficiently competitive with salaries
paid to management with comparable
qualifications, experience and responsibilities at
companies of comparable size, operational
complexity and businesses to us.
Incentive compensation
Incentive compensation consists of two
components: annual bonuses and sales
commissions. Sales commissions are based on sales
events and are measured on the basis of asset
accumulation, asset retention, or anticipated
revenue from contracted sales, generally taking
into account related factors, such as expected
profit margins. Executive officers participate only
in the annual bonus program and do not participate
in sales commission plans.
Annual bonuses are determined through a process
overseen by the Board and the Committee. Each
individual who participates in the plan is assigned a
target compensation award which may change
from year to year, but generally is the same as
that individual’s prior year target amount. In the
case of executive officers, the target amount is
generally between 120% and 235% of the officer’s
base salary, reﬂecting the determination of the
Committee to emphasize performance-based
incentive compensation over fixed compensation.
The Committee’s process for allocating incentive
compensation as follows:
•determining the aggregate amount of all
individual target compensation awards for that
year as input into establishing an overall
incentive pool that may be paid out if an EPS
target is achieved; and
•early in the year in question, identifying:
•key business metrics, the Company’s sales
and a range of EPS (the “Quantitative
Performance Metrics”); and
28    2025 Proxy Statement
•indices of success against executing on
management-defined strategic and tactical
objectives for the Company as a whole and
individual market and business units (the
“Qualitative Performance Metrics”),
in each case, for the year that may be considered
in determining what percentage of that overall
pool will be paid in the particular year;
•near the end of the particular year, based on the
Quantitative and Qualitative Performance
Metrics (together, the “Performance Metrics”),
the Committee establishes the overall maximum
incentive compensation pool for that year;
•the Committee then apportions the resulting
overall actual incentive compensation pool
among the market and business units based on
the Committee’s subjective assessment of the
degree to which each unit contributed to our
overall success in each of the Performance
Metrics for that year; and
•the management teams of each of our market
and business units takes the aggregate amount of
incentive compensation allocated to the unit by
the Committee and awards individual bonuses to
employees within those units based upon such
management’s assessment of each individual’s
contribution to the achievements of those units,
as well as each individual’s personal
achievements.
The Committee’s assessment is performed for two
different pools:
•each of our executive officers individually; and
•all employees other than executive officers, as a
group.
When the Committee evaluates business units and
executive officers for the purpose of making
compensation decisions, it meets with our PEO and
reviews a number of factors including:
•our PEO’s evaluation of the units and each of the
individual executive officers;
•the Performance Metrics established at the
beginning of each year to provide a basis for
assessment of performance for these units and
those executive officers who are primarily
responsible for the performance of such units;
•performance against the prior year’s actual
Performance Metrics and other annual goals that
are considered within the overall business
environment of that year;
•achievement of strategic and operating results;
and
•in the case of the individual executive officers:
•their success in their management
responsibilities generally;
•achievement of strategic and tactical goals
of the market or business unit for which they
are responsible;
•achievement of any personal strategic or
tactical goals that may have been
established for the individual employee; and
•the degree to which the individual employee
supported or contributed to, our overall
corporate success.
When the Committee makes decisions regarding
equity or non-equity incentive compensation, it
exercises independent business judgment. There is
no specific formula the Committee applies when
considering the factors that the Committee
believes are important to the assessment of any of
our market or business units’ performance or that
of any individual executive officer or our PEO, nor
does the Committee attach any specific weighting
or priority to the factors it considers.
Consequently, there is no direct correlation
between any particular performance measure and
the resulting equity or non-equity incentive
compensation awards. The Committee believes
that compensation decisions should not be
formulaic, rigid or focused on the short-term.
Equity grants
Our annual equity grants consist of stock options
and RSUs. The Committee believes these grants are
an important means of aligning the interests of
management and employees with the interests of
our shareholders. All of our outstanding stock
options have performance-based vesting
provisions:
•those year-end stock options granted in
December 2024 vest on the later of (a) the
second anniversary of the date of the grant, and
(b) the date on which the Company achieves
adjusted earnings per share (calculated as the
quotient of (x) the Company’s calendar year
income before income taxes (as set forth in the
Company’s Form 10-K as filed with the Securities
and Exchange Commission in the relevant year)
adjusted to not include any reduction for ASC
718 Accounting for Share-Based Compensation
29  2025 Proxy Statement
related to stock options only, divided by (y) the
Company’s diluted shares then outstanding) that
is equal to or greater than an amount that is 25%
or more than the Company’s adjusted earnings
per share (calculated in the same manner as in
the previous clause (x)) as of the end of the year
in which the grant was made; and
•those stock options granted prior to 2024 vest at
a rate of 50 percent when a specified pre-tax
earnings-per-share target is achieved, and the
remaining 50 percent when a second, higher
specified pre-tax earnings-per-share target is
achieved.
Prior to 2017, there was no minimum time-based
factor in the vesting of our stock options.
Beginning in 2017, the Committee changed the
vesting thresholds from an earnings per share
target to a pre-tax earnings per share target, and
it also implemented minimum time periods for
vesting. In 2022, the Committee introduced RSUs
as an element of annual equity compensation
awards.
Our annual RSU awards generally “cliff vest” on
the third anniversary of the date of the grant.
Other than in the case of executive officers, the
annual grants of options and RSUs to employees is
standardized across the Company and based upon a
tier system with the mix of the options and RSUs in
favor of options in the higher tiers.
Annual equity awards are generally determined by
the Committee in December of each year. Our PEO
reviews with the Committee the grants for each
executive officer, other than himself, as well as
the grants for the other employees. The
Committee then deliberates and establishes the
specific option grants and ﬁnally submits these
option grant amounts to the entire Board for
ratification.
We have no practice or policy of coordinating or
timing the release of the Company information
around the grant dates of options or other equity
awards, and we have not timed the disclosure of
material non-public information for the purposes of
affecting the value of executive compensation. On
occasion, we grant equity awards outside of our
annual grant cycle for new hires, promotions,
recognition, retention or other purposes. These
“off cycle” awards are granted only on a limited
basis.
2024 Committee actions and
awards
Industry benchmarking
In its deliberations regarding compensation, the
Committee considered the annual analysis of
fintech and asset management industry
compensation trends undertaken for the
Committee by the Consultant.
Review of compensation practices
In January 2024, the Committee began a review of
compensation practices and the elements of our
equity compensation program. The Committee
worked with our Compensation Consultant
throughout this process. Additionally, the
Committee considered the feedback management
had received from proxy solicitation firms and our
shareholders. In particular, the Committee felt
that it was important to standardize the
Company’s approach to severance agreements with
senior executives as well as create stock option
vesting hurdles consistent with industry
benchmarks and that would be valued by
employees. As a consequence, the Committee
recommended to our Board, and the Board
approved:
•our Executive Severance and Change of Control
program that standardizes the amount of
severance to be paid and the equity award
vesting program for senior executives in various
circumstances; and
•changes to the standard vesting requirements for
stock options granted to employees such that
they vest on the later of (a) December 12, 2026,
and (b) the date on which the Company achieves
adjusted earnings per share (calculated as the
quotient of (x) the Company’s calendar year
income before income taxes (as set forth in the
Company’s Form 10-K as filed with the Securities
and Exchange Commission in the relevant year)
adjusted to not include any reduction for ASC
718 Accounting for Share-Based Compensation
related to stock options only, divided by (y) the
Company’s diluted shares then outstanding) that
is equal to or greater than an amount that is 25%
or more than the Company’s adjusted earnings
per share as of December 31, 2024 (calculated as
the quotient of (x) the Company’s 2024 income
before income taxes (as set forth in the
Company’s Form 10-K for the year ended
December 31, 2024 as filed with the Securities
and Exchange Commission) adjusted to not
30    2025 Proxy Statement
include any reduction for ASC 718 Accounting for
Share-Based Compensation related to stock
options only, divided by (y) the Company’s
diluted shares outstanding as of December 31,
2024).
Award of 2024 incentive compensation
For 2024, the Board and the Committee chose to
fix the maximum aggregate amount for the non-
equity incentive compensation award pool (the
“Maximum Bonus Pool”) for each of our business
units and corporate services functions as a
percentage of total target non-equity incentive
compensation for those employees in such business
units and corporate services functions. Upon the
recommendation of executive management, the
Committee determined that a single percentage of
115% would apply to all of our business units and
corporate services functions with the managers of
such units being able to allocate these pools among
the individual employees reporting to them as they
believed was appropriate. In total, the aggregate
non-equity incentive awards paid to employees
other than our executive officers was 115% of the
total amount of 2024 target incentive
compensation amounts. Executive management
made the recommendation of a standard 115%
across the Company units for the following
reasons:
•the record financial performance achieved by
the Company in 2024;
•to emphasize the enterprise mindset being
adopted by the Company; and
•to reward and further incentive the cross-
collaboration and multi-unit projects that had
enabled the Company’s financial performance.
For all executive officers eligible for incentive
compensation as of December 2024, the
Committee determined that the non-equity
incentive compensation awards made to all
executive officers by the Committee was,
individually and in the aggregate, 110% of their
respective 2024 incentive compensation target
amounts. The aggregate amount of non-equity
incentive compensation awarded to our executive
officers was approximately 129% of the aggregate
non-equity incentive compensation awards made to
our executive officers in 2023.
The Committee made these decisions at its
December 2024 meeting where it considered and
discussed, among other things:
•our PEO’s views on the 2024 performance of the
senior executives (other than himself) and their
market or business units, as well as his
recommendations for non-equity incentive
compensation awards and stock option grants for
the senior executives and their units;
•the unanimous recommendation of the PEO and
the executive management team as a whole that
their respective incentive compensation payout
percentages should be the same (other than in
the cases of Messrs. Denham and Lane, who had
agreed to the amounts of their respective 2024
incentive compensation payment at the time of
their hiring) and less than that received by the
employees generally in order to defray the cost
of the general 115% incentive compensation
percentage and to acknowledge the efforts of
Company employees generally in adopting the
enterprise mindset advocated for by executive
management;
•the Performance Metrics;
•the Company’s incentive compensation
philosophy as described in the Proxy Statement
for the 2024 Annual Meeting of Shareholders;
•input from the Consultant on general industry
trends in incentive compensation for fintech
companies and asset management companies;
•the business metrics disclosed in the “Pay Versus
Performance” section of this Proxy Statement;
•the projected annual gross sales events and
revenue of the Company’s business units;
•the $4.41 diluted earnings per share of the
Company;
•the growth initiatives launched during the year;
•the degree to which the responsibilities of the
particular executive officers had changed, if at
all;
•our long-term strategic objectives for our
executive officers and their respective business
units;
•the desire of the Committee to align incentive
compensation awards to long-term shareholder
value creation;
•the approximately $632.8 million returned to our
shareholders via dividends and stock
repurchases;
•our progress towards achieving overall long-term
strategic goals;
31  2025 Proxy Statement
•each executive officer’s market or business
unit’s:
•performance against its sales goals;
•contributions to corporate earnings;
•revenues and profit margins; and
•success in meeting various strategic and
tactical goals of the unit; and
•the individual performance and achievements of
each of the executive officers.
The Committee also independently reviewed the
performance of the PEO with primary consideration
to our overall performance, as well as his
individual performance on strategic and non-
ﬁnancial achievements and discussed and approved
his annual non-equity incentive compensation
award.
With respect to our named executive officers in
the Summary Compensation Table, the annual non-
equity incentive compensation award targets for
2024 were $2,000,000 for Mr. Hicke, $1,700,000 for
Mr. Denham, who joined on March 18, 2024, and
became our Chief Financial Officer on April 30,
2024, $1,500,000 for Mr. Lane, who joined as our
Head of Asset Management on September 16, 2024,
$1,000,000 for Mr. McCabe, and $1,000,000 for Mr.
Peterson. The amounts ultimately awarded were
$2,200,000 for Mr. Hicke, $1,480,417 for Mr.
Denham, $600,000 for Mr. Lane, $1,100,000 for Mr.
McCabe, and $1,100,000 for Mr. Peterson.
In 2024, Mr. McGonigle entered into a previously
disclosed Separation and General Release of Claims
Agreement on February 28, 2024. Per the terms of
the Agreement, Mr. McGonigle stepped down from
his role as our Chief Financial Officer on April 30,
2024, and transitioned from an employee to a
consultant to the Company on May 1, 2024.
In the case of Mr. Hicke’s incentive compensation
awards, the Committee considered Mr. Hicke’s:
•request to the Committee to be paid at the same
incentive compensation rate as the other
members of the executive management team,
should the Committee, in its judgment, believe
that Mr. Hicke’s performance merited such a
payment;
•execution against his strategic plan for our
growth;
•management of the executive management team
reporting into Mr. Hicke;
•furtherance of our values and culture, with an
emphasis on growth, mobility and talent; and
•continued work reorganizing our structure and
the roles and responsibilities of our senior
executives to better align with our strategic
initiatives.
In the case of Mr. Denham, the Committee
considered the contractual requirement to pay Mr.
Denham at a minimum rate of 100% of his 2024
incentive compensation target amount, on a pro-
rated basis, per the terms of his previously
disclosed employment agreement and the request
of the members of the executive management
team to be paid at the same rate of incentive
compensation but less than that percentage that
would apply to our business units generally.
Consequently, the $1,480,417 incentive
compensation amount awarded to Mr. Denham was
the pro-rated amount of 110% of Mr. Denham’s
2024 incentive compensation target amount.
In determining Mr. Lane’s incentive compensation,
the Committee considered the terms upon which
Mr. Lane had agreed to accept employment with
the Company, which, among other things, included
a guaranteed payment of $600,000, which amount
was contractually determined to be 100% of his
2024 incentive compensation target amount on a
pro-rated basis should Mr. Lane commence his
employment prior to October 1, 2024.
In determining Mr. McCabe’s incentive
compensation, the Committee considered the
request of the members of the executive
management team to be paid at the same rate of
incentive compensation but less than that
percentage that would apply to our business units
generally, which the Committee determined to be
110%.
In determining Mr. Peterson’s incentive
compensation, the Committee considered the
request of the members of the executive
management team to be paid at the same rate of
incentive compensation but less than that
percentage that would apply to our business units
generally, which the Committee determined to be
110%.
In the case of Mr. McGonigle, the Committee
considered the contractual requirement to pay Mr.
McGonigle at a rate of 100% of his 2024 incentive
compensation, on a pro-rated basis, per the terms
of his previously disclosed February 28, 2024
agreement.
32    2025 Proxy Statement
2024 equity awards
Based on management feedback, the Committee
determined that in 2024 that there would be four
tiers of grants for non-executive employees, with
individual executive officers and board members
being considered on a case-by-case basis, and the
participants in each of the tiers would receive
options and RSUs as follows:

Grant Type	Tier 1	Tier 2	Tier 3	Tier 4
Options	7,300	4,200	2,000	0
RSUs	825	550	375	325
The Committee reaffirmed its 2022 decision to re-
evaluate in connection with each annual award
cycle the composition of each tier with some
employees who had previously participated being
removed from the program, with a particular focus
on those employees in lowest tier.
At its December 2024 meeting, the Committee
considered the annual grant of equity awards to
each of our named executive officers. The
Committee reaffirmed its belief that option grants
with performance-based vesting targets were a
very effective way to align the interests of the
executives with the interests of shareholders.
Additionally, the Committee concluded that a
three-year “cliff vesting” for the RSUs created an
incentive for the executives to focus on growth and
the long-term value of the Company. Other than in
the case of Mr. Denham, whose year-end grant was
contractually agreed in his previously disclosed
employment agreement, in addition to the factors
enumerated above in “Award of 2024 Incentive
Compensation,” the Committee considered impact
that it believed the role the executive holds should
have on the growth prospects of the Company and
Mr. Hicke’s recommendations as to a more
standardized approach to granting equity awards
to executive officers based on his view of the
expected contributions of different groups of
executive officers to our growth.
In December 2024, the Committee awarded:
•Mr. Hicke a year-end grant of 150,000 options
and 25,000 RSUs (compared to a year-end grant
to him of 100,000 options and 30,000 RSUs in
December 2023);
•Mr. Denham a year-end grant of 22,500 options
and 15,000 RSUs, as per the terms of Mr.
Denham’s previously disclosed employment
agreement;
•Mr. Lane a year-end grant of 36,000 options and
7,000 RSUs;
•Mr. McCabe a year-end grant of 36,000 options
and 7,000 RSUs (compared to year-end grant to
him of 25,000 options and 4,000 RSUs in
December 2023); and
•Mr. Peterson a year-end grant of 36,000 options
and 7,000 RSUs (compared to year-end grant to
him of 25,000 options and 4,000 RSUs in
December 2023).
The number of options and RSUs granted at the
December 2024 meeting to our named executive
officers was approximately 187% and 161%,
respectively, of the number granted to such
officers in December 2023.
In 2024, the total number of options and RSU
grants the Committee approved as part of the
year-end annual grant process was 1.3 million
options to 259 employees and 305 thousand RSUs
to 518 employees as compared to 2023 when the
total number of options and RSU grants the
Committee approved as part of the year-end
annual grant process was 1.7 million options to 273
employees and 351 thousand RSUs to 509
employees.
In addition to the year-end equity grants awarded
by the Committee in December 2024, the following
equity awards were granted during 2024 to our
named executive officers pursuant to previously
disclosed agreements reached with such named
executive officers at the time of their on-boarding:
•45,000 RSUs to Mr. Denham vesting ratably in
three equal tranches on March 18 of 2025, 2026
and 2027;
•22,500 options to purchase common stock to Mr.
Denham, subject to the same vesting terms as
those year-end grants made to employees in
December 2023;
•30,000 RSUs to Mr. Lane vesting ratably in three
equal tranches on September 16 of 2025, 2026
and 2027; and
•20,000 options to purchase common stock to Mr.
Lane, subject to the same vesting terms as those
year-end grants made to employees in December
2023.
33  2025 Proxy Statement
During 2024, we repurchased in open market or
private transactions 6.8 million Shares under our
stock repurchase program at a total cost of
approximately $512.5 million, compared to 5.2
million Shares in 2023 at a total cost of
approximately $310.8 million. These share
repurchase activities substantially offset the
dilution which can result from grants and exercises
under our equity compensation programs.
2025 compensation changes
The Committee reviewed the contributions of each
of the executive officers during 2024, the
contributions expected in the future, and the
competitive landscape for highly-skilled, similarly
situated individuals in connection with determining
whether to adjust salaries and non-equity incentive
compensation targets for 2025. After such review,
no changes were made to any of our executive
officers’ salaries.
Stock ownership policy
Under our Stock Ownership Policy, directors and
executive officers are required to own equity
interests in the Company having a required value
which is a multiple of their base compensation.
The equity value may consist of the ownership of
Shares of Common Stock or of vested and
exercisable stock options (valued at the amount by
which the market price of the underlying shares
exceeds the exercise price of the option), provided
that at least 50 percent of the required value is in
the form of direct ownership of our Shares of
Common Stock. The required value is equal to five
times their annual cash retainer in the case of
directors, six times his annual base salary in the
case of the Chief Executive Officer, and four times
their annual base salary in the case of other
executive officers. The Policy provides that the
required value must have been achieved for
existing directors and executive officers in March
of every year, and for persons elected as directors
or appointed or promoted as officers after the
adoption of the Policy, not later than the fifth
anniversary of such election or appointment. All of
directors and executive officers other than one are
in compliance with this Policy.
Compensation recoupment policy
Our Compensation Recoupment Policy aligns with
listing rules adopted by the NASDAQ Stock Market
LLC as required by the Securities and Exchange
Commission. The policy applies to all executive
officers (as defined under the applicable rules), as
well as certain other members of our senior
management committee, and requires us to seek
to recoup certain incentive-based compensation,
whether cash- or equity-based, from current or
former officers in the event that we are required
to prepare an accounting restatement due to our
material noncompliance with any financial
reporting requirement under the securities laws.
Compensation consultant
The Committee has retained the firm of Semler
Brossy as its independent consultant since 2012.
During 2024, the Committee re-engaged Semler
Brossy to provide advice with respect to:
•general industry trends for executive
compensation in the asset management and
fintech sectors;
•design of our Executive Compensation and
Change of Control Plan; and
•evaluating the components of our equity
compensation plan, including the vesting hurdles
of our equity compensation plan.
Semler Brossy provides no other services to us
outside of its role as independent Committee
advisor.
Because of the policies and procedures Semler
Brossy and the Committee have in place, the
Committee is confident that the advice it receives
from the executive compensation consultant is
objective. These policies and procedures include
the following provisions:
•the Committee has the sole authority to retain
and terminate the executive compensation
consultant;
•the Consultant has direct access to the
Committee without management intervention;
•the Committee’s evaluation of the quality and
objectivity of the services provided by the
Consultant each year in connection with
retaining the Consultant; and
•the protocols for the engagement (described
below) limit how the Consultant may interact
with management.
While it is necessary for the Consultant to interact
with management to gather information, the
Committee has adopted protocols governing if and
when the Consultant’s advice and
recommendations can be shared with
management. These protocols are included in the
34    2025 Proxy Statement
Consultant’s engagement letter. The Committee
also determines the appropriate forum for
receiving
Consultant recommendations. Where appropriate,
management invitees are present to provide
context for the recommendations. This approach
protects the Committee’s ability to receive
objective advice from the Consultant so that the
Committee may make independent decisions about
our executive compensation. The Consultant
reports directly to the Committee and performs no
other work for the Company. The Committee has
analyzed whether the work of Semler Brossy as a
compensation consultant has raised any conflict of
interest, taking into consideration the following
factors:
•The provision of other services to us by Semler
Brossy;
•The amount of fees paid by us to Semler Brossy
as a percentage of the firm’s total revenue;
•Semler Brossy’s policies and procedures that are
designed to prevent conflicts of interest;
•Any business or personal relationship of Semler
Brossy or the individual compensation advisors
employed by the firm with any of our executive
officers;
•Any business or personal relationship of the
individual compensation advisors with any
member of the Committee; and
•Any of our stock owned by Semler Brossy or the
individual compensation advisors employed by
the firm.
The Committee has determined, based on its
analysis of the above factors, that the work of
Semler Brossy and the individual compensation
advisors employed by Semler Brossy as our
compensation consultants has not created any
conflict of interest.
Potential payments on termination
We have various arrangements with our executive
officers with respect to certain payments and
benefits in the event the executive officer is
subject to a termination. Such arrangements are
described below in the Potential payments upon
termination section in the Executive Compensation
section of this Proxy Statement.
35  2025 Proxy Statement
Pay Versus Performance
In accordance with rules adopted by the Securities
and Exchange Commission pursuant to the Dodd-
Frank Wall Street Reform and Consumer Protection
Act of 2010, we provide the following disclosure
regarding executive compensation for each person
who served as our principal executive officer
(“PEO”) and for our Non-PEO named executive
officers (“NEOs”) and Company performance for
the fiscal years listed below. The Compensation
Committee did not consider the pay versus
performance disclosure below in making its pay
decisions for any of the years shown.

	Summary Compensation Table Total		Compensation Actually Paid			Value of Initial Fixed $100 Investment Based On:
Year	PEO 1 Ryan P. Hicke ($) (1)	PEO 2 Alfred P. West, Jr. ($) (2)	PEO 1 Ryan P. Hicke ($) (3)	PEO 2 Alfred P. West, Jr. ($) (4)	Average Summary Compensation Table Total for non-PEO NEOs ($) (5)	Average Compensation Actually Paid to non-PEO NEOs ($) (6)	SEI TSR ($) (7)	Industry Index TSR ($) (8)	Net Income ($000s) (9)	Adjusted Pre-Tax Earnings Per Share ($) (10)
2024	8,766,030	N/A	13,322,190	N/A	3,894,017	4,668,599	134.70	247.25	581,191	5.98
2023	5,934,430	N/A	6,142,130	N/A	3,050,860	3,080,441	102.46	181.96	462,258	4.61
2022	6,402,465	2,469,653	6,224,840	2,377,978	3,494,008	3,332,318	92.66	129.82	475,467	4.48
2021	N/A	2,367,239	N/A	2,475,614	1,991,178	2,162,026	95.47	180.24	546,593	5.12
2020	N/A	2,933,734	N/A	2,552,384	2,823,425	2,899,647	88.89	125.65	447,286	3.99
(1)Reflects compensation amount reported in the Summary Compensation Table (“SCT”) in 2022 for Ryan P. Hicke, who was
appointed Chief Executive Officer (and thus became our PEO) effective June 1, 2022.
(2)Reflects compensation amounts reported in the SCT in 2022 for Alfred P. West, Jr., who served as our Chief Executive
Officer (and thus as our PEO) during 2020, 2021 and for the period January 1, 2022, through May 31, 2022.
(3)Compensation Actually Paid (“CAP”) for Mr. Hicke in 2024, 2023 and 2022 reflects the respective amount set forth in column (1) of this table, adjusted as set forth in the table below, as determined in accordance with SEC rules. RSUs are paid in Company shares once the underlying award vests, and are incorporated as applicable in the table below. The dollar amount reflected in column (1) of this table does not reflect the actual amount of compensation earned by or paid to Mr. Hicke during the applicable year.
(4)CAP for Mr. West in each of 2022, 2021 and 2020 reflects the respective amounts set forth in column (2) of this table, adjusted as set forth in the table below, as determined in accordance with SEC rules. RSUs are paid in Company shares once the underlying award vests, and are incorporated as applicable in the table below. The dollar amounts reflected in column (2) of this table do not reflect the actual amount of compensation earned by or paid to Mr. West during the applicable year.
36    2025 Proxy Statement

Year	2020	2021	2022	2022	2023	2024
PEO	Alfred P. West, Jr.	Alfred P. West, Jr.	Alfred P. West, Jr.	Ryan P. Hicke	Ryan P. Hicke	Ryan P. Hicke
SCT Total Compensation ($)	2,933,734	2,367,239	2,469,653	6,402,465	5,934,430	8,766,030
Less: Stock and Option Award Values Reported in SCT for the Covered Year ($)	(1,014,000)	(373,625)	(694,825)	(4,106,600)	(3,416,000)	(5,697,000)
Plus: Fair Value for Stock and Option Awards Granted in the Covered Year ($)	988,875	383,000	628,450	3,941,000	3,544,500	5,300,500
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	(356,225)	49,500	50,075	63,350	95,800	4,395,010
Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year ($)	—	49,500	(75,375)	(75,375)	(16,600)	557,650
Compensation Actually Paid ($)	2,552,384	2,475,614	2,377,978	6,224,840	6,142,130	13,322,190
Equity Valuations: Stock option grant date fair values are calculated based on the Black-Scholes option pricing model as of date of grant. Adjustments have been made using stock option fair values as of each measurement date using the stock price as of the measurement date and updated assumptions (i.e., term, volatility, dividend yield, risk free rates) as of the measurement date. RSU grant date fair values are calculated using the stock price as of date of grant.
(5)The following non-PEO named executive officers are included in the average figures shown:
2020: Dennis J. McGonigle, Stephen G. Meyer, Ryan P. Hicke, Michael N. Peterson
2021: Dennis J. McGonigle, Wayne M. Withrow, Ryan P. Hicke, Philip N. McCabe
2022: Dennis J. McGonigle, Wayne M. Withrow, Kevin P. Barr, Philip N. McCabe
2023: Alfred P. West, Jr., Dennis J. McGonigle, Wayne M. Withrow, Philip N. McCabe
2024: Sean J. Denham, Michael F. Lane, Michael N. Peterson, Philip N. McCabe, Dennis J. McGonigle
(6)Average CAP for our non-PEO named executive officers in each of 2024, 2023, 2022, 2021 and 2020 reflects the respective amount set forth in column (5) of this table, adjusted as set forth in the table below, as determined in accordance with
SEC rules. RSUs are paid in company shares once the underlying award vests, and are incorporated as applicable in the table below. The dollar amounts reflected in column (5) of this table do not reflect the actual amounts of compensation earned by or paid to our non-PEO named executive officers during the applicable years.

Year	2020 Average	2021 Average	2022 Average	2023 Average	2024 Average
Non-PEO NEOs	See column (5) note	See column (5) note	See column (5) note	See column (5) note	See column (5) note
SCT Total Compensation ($)	2,823,425	1,991,178	3,494,008	3,050,860	3,894,017
Less: Stock and Option Award Values Reported in SCT for the Covered Year ($)	(1,280,438)	(429,669)	(1,893,842)	(637,000)	(3,016,985)
Plus: Fair Value for Stock and Option Awards Granted in the Covered Year ($)	1,994,694	440,450	1,754,833	663,700	2,451,802
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	(638,034)	176,488	52,694	(11,369)	672,205
Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year ($)	—	(16,421)	(75,375)	14,250	667,560
Compensation Actually Paid ($)	2,899,647	2,162,026	3,332,318	3,080,441	4,668,599
Equity Valuations: Stock option grant date fair values are calculated based on the Black-Scholes option pricing model as of the date of grant. Adjustments have been made using stock option fair values as of each measurement date using the stock price as of the measurement date and updated assumptions (i.e., term, volatility, dividend yield, risk free rates) as of the measurement date. RSU grant date fair values are calculated using the stock price as of date of grant.
37  2025 Proxy Statement
(7)For the relevant fiscal year, represents the cumulative total shareholder return (“TSR”) of the Company for the measurement periods ending on December 31 of each of 2024, 2023, 2022, 2021 and 2020, respectively.
(8)For the relevant fiscal year, represents the cumulative TSR of an Industry Index, a blend of indices including 79% NASDAQ
US Asset Managers and Custodians and 21% NASDAQ US Software for the measurement period ended on December 31, 2024 and 2023 and 76% NASDAQ US Asset Managers and Custodians and 24% NASDAQ US Software for the measurement periods ended on December 31 of each of 2022, 2021, and 2020, respectively.
(9)Reflects net income in the Company’s Consolidated Statements of Operations included in the Company’s Annual Reports on Form 10-K for each of the years ended December 31, 2024, 2023, 2022, 2021 and 2020.
(10)The Company’s selected measure is Adjusted Pre-Tax Earnings Per Share, which is a non-GAAP financial measure that consists of the quotient of (A) the Company’s calendar year net income before income taxes adjusted to not include any reduction for stock-option expense under ASC 718 equity compensation and the effect of items or events that the
Compensation Committee determines in its discretion should be excluded for compensation purposes, divided by (B) the
Company’s diluted shares outstanding. See Annex A of this Proxy Statement for a reconciliation of Diluted Earnings Per
Share reported in accordance with generally accepted accounting principles (GAAP) to Adjusted Pre-Tax Earnings Per
Share (non-GAAP).
Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company
Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, the Company’s cumulative TSR, and the
Industry Index cumulative TSR over the five most recently completed fiscal years. TSR values for the
Company and Industry Index assume $100 invested on December 31, 2019 through the last business day of the listed year.
38    2025 Proxy Statement
Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net
Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the five most recently completed fiscal years.
39  2025 Proxy Statement
Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Adjusted
Pre-Tax Earnings Per Share (“EPS”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Adjusted Pre-Tax EPS during the five most recently completed fiscal years.
When calculating our 2024 Adjusted Pre-Tax Earnings Per Share for purposes of our Pay Versus
Performance disclosure, the Committee made the following adjustment to our GAAP earnings per share, which is consistent with the adjustment the Committee makes when determining whether the EPS vesting targets for outstanding stock options have been met:
•excluded any reduction for stock-based compensation expense associated with stock options in accordance with Accounting Standards Codification 718 equity compensation (Stock-Based
Compensation) from any calculation of the achievement of EPS vesting targets.
See Annex A of this Proxy Statement for a reconciliation of Diluted Earnings Per Share reported in accordance with generally accepted accounting principles (GAAP) to Adjusted Pre-Tax Earnings Per Share
(non-GAAP) during the five most recently completed fiscal years.
40    2025 Proxy Statement
Pay ratio
Consistent with Instruction 2 to Item 402(u) of
Regulation S-K, the applicable SEC rule, we may
identify our median employee for purposes of
providing pay ratio disclosure once every three
years and calculate and disclose total
compensation for that employee each year;
provided that, during the last completed fiscal
year, there has been no change in the employee
population or employee compensation
arrangements that we reasonably believe would
result in a significant change to the previous year’s
pay ratio disclosure. We reviewed the changes in
our employee population and employee
compensatory arrangements and determined there
has been no change in our employee population or
employee compensatory arrangements that would
significantly impact the 2024 pay ratio disclosure.
The median employee identified in 2022 remains
employed in substantially the same role and at the
same location.
We chose December 31, 2022 as the date for
establishing the employee population used in
identifying the median employee and used fiscal
2022 as the measurement period. We identified the
median employee using a consistently applied
compensation measure which includes annual base
salary or wages, target annual performance-based
cash bonuses, target commissions, and long-term
equity awards based on their grant date fair
values. Permanent employees who joined in 2022
and permanent employees who were on leave
during 2022 were assumed to have worked for the
entire year. All U.S. and non-U.S. employees
employed as of December 31, 2022 were captured
with the exception of employees accepted into our
voluntary separation program, who represent less
than 1% of our global workforce. No cost-of-living
adjustments were made.
With respect to the annual total compensation of
our Chief Executive Officer, we included the
amount reported for Mr. Hicke in the “Total”
column for 2024 in the Summary Compensation
Table included in this Proxy Statement. The annual
total compensation of the median employee and
the annual total compensation of the Chief
Executive Officer were calculated in accordance
with the requirements of Item 402(c)(2)(x) of
Regulation S-K.

Pay ratio
Annual total compensation of the median employee for 2024	$119,254
Annual total compensation of the CEO for 2024	$8,766,030
Ratio of annual total compensation of the median employee to the annual total compensation of CEO for 2024	73.5

41  2025 Proxy Statement
Compensation Committee report
Notwithstanding anything to the contrary, this
Compensation Committee Report shall not be
deemed incorporated by reference by any general
statement incorporating by reference this Proxy
Statement into any ﬁling under the Securities Act
of 1933,as amended (the “Securities Act”), or the
Securities Exchange Act of 1934 as amended (the
“Exchange Act”) except to the extent that we
specifically incorporate this information by
reference, and this information shall not be
deemed ﬁled under such Acts.
The members of the Committee consist of Carl A.
Guarino (Chair), Jonathan A. Brassington and
Kathryn M. McCarthy, each of whom is an
independent director as defined in the rules of The
NASDAQ Stock Market LLC. The Committee
operates under a Charter approved by the Board
which states that among the purposes of the
Committee are to establish and periodically review
our compensation philosophy and the adequacy of
compensation plans and programs for executive
officers and our other employees; to establish
compensation arrangements and incentive
goals for executive officers and to administer
compensation plans; to review the performance of
the executive officers and award incentive
compensation and adjust compensation
arrangements as appropriate based upon
performance; to review and monitor management
development and succession plans and activities;
and to prepare the report on executive
compensation for inclusion in our annual proxy
statement in accordance with the Securities and
Exchange Commission Rules and Regulations.
The Committee has reviewed and discussed the
Compensation Discussion and Analysis required by
Item 402(b) of Regulation S-K with management,
and, based on such review and discussions, the
Committee recommended to the Board that the
Compensation Discussion and Analysis be included
in this Proxy Statement.
Compensation Committee:
Carl A. Guarino (Chair)
Jonathan A. Brassington
Kathryn M. McCarthy
42    2025 Proxy Statement
Executive
compensation.
The Summary Compensation Table set forth below summarizes total compensation of our Chief Executive Officer, Chief Financial Officer and our three other most highly compensated executive officers for services rendered in all capacities for the last three years ended December 31, 2024.
Summary compensation table

Name and Principal Position	Year	Salary ($)(1)	Option Awards ($)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Ryan P. Hicke	2024	850,000	3,532,500	2,164,500	2,200,000	19,030	8,766,030
Chief Executive Officer	2023	750,000	1,556,000	1,860,000	1,750,000	18,430	5,934,430
	2022	688,269	1,801,000	2,305,600	1,575,000	32,596	6,402,465
Sean J. Denham (6)	2024	591,346	928,688	4,392,000	1,480,417	18,132	7,410,583
Executive Vice President
and Chief Financial Officer
Michael F. Lane (6)	2024	201,923	1,197,193	2,630,460	600,000	1,601	4,631,177
Executive Vice President >
Head of Global Asset Management
Michael N. Peterson	2024	650,000	859,680	606,060	1,100,000	20,542	3,236,282
Executive Vice President	2023	650,000	389,000	248,000	765,000	6,742	2,058,742
and General Counsel	2022	568,846	450,250	154,525	765,000	34,903	1,973,524
Philip N. McCabe	2024	650,000	847,800	606,060	1,100,000	20,718	3,224,578
Executive Vice President >	2023	650,000	389,000	248,000	900,000	20,118	2,207,118
Investment Managers	2022	609,423	540,300	154,525	1,050,000	31,347	2,385,595
Dennis J. McGonigle	2024	234,231	—	—	498,333	234,903	967,467
Former Executive Vice President	2023	700,000	—	—	1,300,000	22,310	2,022,310
and Former Chief Financial Officer	2022	642,692	1,350,750	1,049,000	1,170,000	31,347	4,243,789
(1)Compensation deferred at the election of the executive, pursuant to our Capital Accumulation Plan (“CAP”), is included in the year in which such compensation is earned.
(2)Reflects the aggregate grant date fair value of options based upon the Black-Scholes option pricing model. The assumptions used in determining the amounts in this column are set forth in Note 7 to our consolidated financial statements included in our
Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
(3)Reflects the aggregate grant date fair value of RSUs calculated in accordance with Accounting Standards Codification 718 (ASC
718). See Notes 1 and 7 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
(4)Non-equity incentive compensation awards for services rendered during a year have been listed in the year earned, but were actually paid in the following fiscal year.
(5)Includes matching contributions to the CAP for the named individuals as well as supplemental life insurance premiums with respect to life insurance on the named individual and group insurance medical premiums. For Mr. McGonigle, includes
$200,000 pursuant to a consulting agreement with us.
(6)Neither Mr. Denham nor Mr. Lane were a named executive officer prior to 2024.
43  2025 Proxy Statement
Grants of plan-based awards
The following table discloses certain information concerning options and stock awards granted during 2024 to each of our named executive officers who received any such award during 2024.

Name	Type of Award	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	All Other Option Awards: Number of Securities Underlying Options (#)(2)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)(4)
Ryan P. Hicke	RSUs	12/12/2024	25,000			2,164,500
	Options	12/12/2024		150,000	86.58	3,532,500
Sean J. Denham	RSUs	3/18/2024	45,000			3,093,300
		12/12/2024	15,000			1,298,700
	Options	3/18/2024		22,500	68.74	398,813
		12/12/2024		22,500	86.58	529,875
Michael F. Lane	RSUs	9/16/2024	30,000			2,024,400
		12/12/2024	7,000			606,060
	Options	9/16/2024		20,000	62.00	349,393
		12/12/2024		36,000	86.58	847,800
Michael N. Peterson	RSUs	12/12/2024	7,000			606,060
	Options	12/12/2024		36,000	86.58	859,680
Philip N. McCabe	RSUs	12/12/2024	7,000			606,060
	Options	12/12/2024		36,000	86.58	847,800
(1)In connection with his appointment as our Chief Financial Officer, Mr. Denham was awarded a one-time on-boarding grant of 45,000 RSUs on March 18, 2024 that vest in equal installments on the anniversary of the grant over three years. In connection with his appointment as one of our Executive Vice Presidents, Mr. Lane was awarded a one-time on-boarding grant of 30,000 RSUs on September 16, 2024 that vest in equal installments on the anniversary of the grant over three years. RSUs awarded on December 12, 2024 vest on the third anniversary of the date of grant.
(2)In connection with his appointment as our Chief Financial Officer, on March 18, 2024, Mr. Denham was awarded a one-
time on-boarding grant of options to purchase 22,500 Shares at an exercise price of $68.74. In connection with his appointment as one of our Executive Vice Presidents, on September 16, 2024, Mr. Lane was awarded a one-time on-
boarding grant of options to purchase 20,000 Shares at an exercise price of $62.00. The on-boarding options awarded to Mr. Denham and Mr. Lane have a ten year term, with 50% of these options to vest on December 31 of the year in which we attain an adjusted pre-tax earnings per share of $5.25 or more, but not earlier than the second anniversary of the date of grant, and the remaining 50% of these options to vest on December 31 of the year in which we attain an adjusted pre-tax earnings per share of $7.10 or more, but not earlier than the fourth anniversary of the date of grant, in each case based upon our audited financial statements and subject to certain adjustments relating to non-recurring transactions or the option expense we record under ASC 718.
(3)The Grant Date Fair Value of RSUs was calculated in accordance with ASC 718. See Notes 1 and 7 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. All stock awards granted to our named executive officers in 2024 were RSUs granted upon the approval of the Committee under our 2024 Omnibus Equity Compensation Plan and are not based on the achievement of performance targets.
(4)The Grant Date Fair Value of the Option Grants was based upon the Black-Scholes option pricing model. The assumptions used are set forth in Note 7 to our consolidated financial statements included in our Annual Report on
Form 10-K for the fiscal year ended December 31, 2024. All stock options granted to our named executive officers in
2024 were nonqualified options granted upon the approval of the Committee under our 2024 Omnibus Equity
Compensation Plan, with an exercise price per Share equal to the fair market value of our Shares on the date of grant.
44    2025 Proxy Statement
Employment arrangements of our
Named Executive Officers
Mr. Hicke is party to an employment agreement
with a term from June 1, 2022 through June 1,
2026. Under this agreement, Mr. Hicke will receive
(i) an annual salary of $750,000 (which may be
increased, but not decreased, during the term of
the agreement) and (ii) an annual target bonus
opportunity of $1,750,000, commencing in fiscal
year 2022, based on individual and/or Company
performance as determined by our Compensation
Committee. The agreement provided for an initial
restricted stock unit grant to Mr. Hicke of 40,000
shares of the Company’s common stock, vesting
over four years in equal annual installments on the
first four anniversaries of March 31, 2022, provided
that Mr. Hicke remains employed through the
applicable vesting date. The agreement also
provides that, commencing in December 2022 and
for each year during the term of the agreement,
Mr. Hicke will be eligible to receive annual equity
grants in such form and on such terms as the Board
or Compensation Committee deems appropriate,
provided that Mr. Hicke’s annual equity grant in
December 2022 was required to be a stock option
grant with respect to 100,000 shares, with an
exercise price, vesting and other terms similar to
the options granted to other senior executives at
that time. Pursuant to the agreement, Mr. Hicke
will receive the following severance benefits if his
employment is terminated by the Company other
than for Cause (as defined in the agreement),
death or disability and he executes and does not
revoke a general release of claims: (i) the accrued
obligations as defined in the agreement; (ii) an
amount equal to (x) one and one-half times his
base salary as of the termination date and (y) one
and one-half times his annual bonus for the year of
termination, payable in payroll installments during
the 18-month period following the year of
termination; and (iii) accelerated full vesting of
the March 2022 RSU grant. If Mr. Hicke’s
employment is terminated as a result of his death
or disability, he will receive (i) the accrued
obligations and (ii) accelerated full vesting of the
March 2022 RSU grant. Mr. Hicke will be subject to
covenants not to compete with the Company or
solicit its employees or customers during his
employment and for a period of 18 months
following termination of employment for any
reason, as well as confidentiality covenants.
Mr. Denham is party to an employment agreement
with a term from March 18, 2024 through March 18,
2028. Under this agreement, Mr. Denham will
receive (i) an annual salary of $750,000 and (ii) an
annual target bonus opportunity of $1,700,000,
commencing in fiscal year 2024, based on
individual and/or Company performance as
determined by our Compensation Committee. This
amount was guaranteed for fiscal year 2024,
prorated for the length of Mr. Denham’s service in
2024. The agreement provided for an initial
restricted stock unit grant (the “Staking Grant”) to
Mr. Denham of 45,000 shares of the Company’s
common stock, vesting over three years in equal
annual installments on the first three anniversaries
of March 18, 2024, provided that Mr. Denham
remains employed through the applicable vesting
date. The agreement also provides that,
commencing in December 2024 and for each year
during the term of the agreement, Mr. Denham will
be eligible to receive annual equity grants in such
form and on such terms as the Board or
Compensation Committee deems appropriate.
Notwithstanding the annual equity grants, the
agreement provides for an option grant of 22,500
shares of the Company’s common stock as soon as
practicable following March 18, 2024, as well as a
grant of 15,000 restricted stock units and an option
to purchase 22,5000 shares of the Company’s
common stock in December 2024. Pursuant to the
agreement, Mr. Denham will receive the following
severance benefits if his employment is terminated
by the Company other than for Cause (as defined in
the agreement), death or disability and he
executes and does not revoke a general release of
claims: (i) the accrued obligations as defined in the
agreement; (ii) an amount equal to the sum of (x)
the amount of Mr. Denham’s annual base salary as
of the termination date and (y) the amount of Mr.
Denham’s target annual bonus for the year of
termination; (iii) accelerated full vesting of the
Staking Grant and (iv) an extension of the exercise
period of any then vested options to purchase
shares of Common Stock to the then remaining
term of such vested options. If Mr. Denham’s
employment is terminated as a result of his death
or disability, he will receive (i) the accrued
obligations; (ii) accelerated full vesting of the
Staking Grant and (iv) an extension of the exercise
period of any then vested options to purchase
shares of Common Stock to the then remaining
term of such vested options. Mr. Denham will be
subject to covenants not to compete with the
Company or solicit its employees or customers
during his employment and for a period of 12
months following termination of employment for
any reason, as well as confidentiality covenants.
45  2025 Proxy Statement
Outstanding equity awards at year-end
The following table reflects outstanding options and stock awards held by our named executive officers as of December
31, 2024.

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)
Ryan P. Hicke	12/8/2015	24,000	—	53.34	12/8/2025
	12/13/2016	35,000	—	49.63	12/13/2026
	12/12/2017	25,000	—	71.12	12/12/2027
	12/11/2018	17,500	17,500	48.47	12/11/2028
	12/9/2019	20,000	20,000	64.43	12/9/2029
	12/8/2020	75,000	—	56.54	12/8/2030
	12/10/2021	12,500	12,500	60.46	12/10/2031
	6/1/2022					20,000	1,649,600
	12/5/2022	50,000	50,000	61.81	12/5/2032
	12/15/2023	—	100,000	62.00	12/15/2033	30,000	2,474,400
	12/12/2024	—	150,000	86.58	12/12/2034	25,000	2,062,000
Sean J. Denham	3/18/2024	—	22,500	68.74	3/18/2034	45,000	3,711,600
	12/12/2024	—	22,500	86.58	12/12/2034	15,000	1,237,200
Michael F. Lane	9/16/2024	—	20,000	62.00	9/16/2034	30,000	2,474,400
	12/12/2024	—	36,000	86.58	12/12/2034	7,000	577,360
Michael N. Peterson	6/18/2018	200,000	—	65.98	6/18/2028
	12/11/2018	—	10,000	48.47	12/11/2028
	6/18/2019	25,000	—	54.34	6/18/2029
	12/9/2019	—	10,000	64.43	12/9/2029
	6/18/2020	25,000	—	55.73	6/18/2030
	12/8/2020	75,000	—	56.54	12/8/2030
	12/10/2021	12,500	12,500	60.46	12/10/2031
	12/5/2022	12,500	12,500	61.81	12/5/2032	2,500	206,200
	12/15/2023	—	25,000	62.00	12/15/2033	4,000	329,920
	12/12/2024	—	36,000	86.58	12/12/2034	7,000	577,360
Philip N. McCabe	12/8/2015	24,000	—	53.34	12/8/2025
	12/13/2016	30,000	—	49.63	12/13/2026
	12/12/2017	25,000	—	71.12	12/12/2027
	12/11/2018	17,500	17,500	48.47	12/11/2028
	12/9/2019	20,000	20,000	64.43	12/9/2029
	12/8/2020	75,000	—	56.54	12/8/2030
	12/10/2021	12,500	12,500	60.46	12/10/2031
	12/5/2022	15,000	15,000	61.81	12/5/2032	2,500	206,200
	12/15/2023	—	25,000	62.00	12/15/2033	4,000	329,920
	12/12/2024	—	36,000	86.58	12/12/2034	7,000	577,360
Dennis J. McGonigle	12/8/2015	24,000	—	53.34	12/8/2025
	12/13/2016	25,000	—	49.63	12/13/2026
	12/12/2017	25,000	—	71.12	12/12/2027
	12/11/2018	12,500	12,500	48.47	12/11/2028
	12/9/2019	15,000	15,000	64.43	12/9/2029
	12/8/2020	75,000	—	56.54	12/8/2030
	12/10/2021	12,500	12,500	60.46	12/10/2031
	7/18/2022					10,000	824,800
	12/5/2022	37,500	37,500	61.81	12/5/2032
46    2025 Proxy Statement
(1)All options granted on December 12, 2024 vest on December 31 of the year in which we attain adjusted pre-tax earnings per share of $7.48 or more, but not earlier than the second anniversary of the date of the grant. The following table sets forth opposite the relevant option expiration date, the vesting thresholds for all options which are currently unexercisable:

Option Expiration Date	50% Exercisable When Adjusted Pre-Tax Earnings Per Share Exceeds	100% Exercisable When Adjusted Pre-Tax Earnings Per Share Exceeds
12/11/2028	Vested	$6.00
12/9/2029	Vested	$6.00
12/10/2031	Vested	$7.00
12/5/2032	Vested	$6.25
12/15/2033	$5.25	$7.10
3/18/2034	$5.25	$7.10
9/16/2034	$5.25	$7.10
(2)RSUs generally vest in a single tranche on the third anniversary of the date of grant. Market value is calculated based on the closing price of the Company’s common stock on December 31, 2024 (the last trading day of the year) of $82.48 as reported by the NASDAQ Stock Market, LLC. The following table indicates the dates when the RSUs held by each of our named executive officers vest:

Vesting Date	Ryan P. Hicke	Sean J. Denham	Michael F. Lane	Michael N. Peterson	Philip N. McCabe	Dennis J. McGonigle
3/18/2025	—	15,000	—	—	—	—
3/31/2025	10,000	—	—	—	—	—
7/18/2025	—	—	—	—	—	5,000
9/16/2025	—	—	10,000	—	—	—
12/5/2025	—	—	—	2,500	2,500	—
3/18/2026	—	15,000	—	—	—	—
3/31/2026	10,000	—	—	—	—	—
7/18/2026	—	—	—	—	—	5,000
9/16/2026	—	—	10,000	—	—	—
12/15/2026	30,000	—	—	4,000	4,000	—
3/18/2027	—	15,000	—	—	—	—
9/16/2027	—	—	10,000	—	—	—
12/12/2027	25,000	15,000	7,000	7,000	7,000	—
Option exercises and stock awards vested table
The following table presents information regarding stock options exercised and stock awards vested for our named executive officers during 2024.

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of shares acquired on vesting (#)(1)	Value realized on vesting ($)
Ryan P. Hicke	20,000	606,902	10,000	719,000
Michael N. Peterson	35,000	618,627	—	—
Philip N. McCabe	21,000	670,159	—	—
Dennis J. McGonigle	27,500	824,595	5,000	344,600
(1)See caption “2024 equity awards” in the Compensation discussion and analysis for details regarding vesting of stock awards.
47  2025 Proxy Statement
Potential payments on
termination
Mr. Hicke, our Chief Executive Officer, has an
employment agreement. Mr. Hicke’s employment
agreement, among other things, provides for
certain compensation and benefits that are in
addition to those provided by us pursuant to those
plans and arrangements available to our employees
generally, and those that are customarily (but not
required to be) extended to those executive
officers terminated without cause or in the event
of their death or disability.
Mr. Hicke’s employment agreement provides that if
he is terminated without cause prior to June 1,
2026, and he executes and does not revoke a
general release of claims, then in addition to those
benefits generally provided by us to our employees
pursuant to those plans and arrangements
available to our executive officers generally and
those that are customarily (but not required to be)
extended to departing executive officers, Mr.
Hicke will receive:
•an amount equal to any accrued obligations he is
owed under the terms of his employment
agreement; and
•an amount (the “Severance Amount”) equal to
the sum of (x) one and one-half times his base
salary as of the termination date, plus (y) one
and one-half times his annual bonus for the year
of termination, which Severance Amount would
be payable in equal payroll installments during
the 18-month period following the year of
termination.
Mr. Hicke’s employment agreement also provides
that in addition to the benefits customarily (but
not required to be) extended to departing
executive officers if he is terminated without
cause or his employment ceases for death or
disability, any portion of the 40,000 RSU Staking
Grant that has not vested at the time of such
departure will accelerate and the Shares issuable
thereunder will be issued to Mr. Hicke and such
shares will be tradeable without restriction.
Any options to purchase Shares that have been or
may be granted to Mr. Hicke are not subject to the
accelerated vesting or extended exercise period
provisions of his employment agreement and would
be treated in the same manner as have those
options held by other departing executive officers.
Pursuant to the terms of his employment
agreement, Mr. Hicke will be subject to covenants
not to compete with the Company or solicit its
employees or customers during his employment
and for a period of 18 months following
termination of employment for any reason, as well
as confidentiality covenants.
The following table illustrates our estimates of the
potential value of the payments and benefits to
which Mr. Hicke would be entitled to receive upon
a termination of his employment without cause or
upon his death or disability pursuant to his
employment agreement that are in addition to
those benefits customarily extended to departing
executive officers, in either case as of December
31, 2024. The amounts that Mr. Hicke would
receive in an actual termination can only be
determined at the time the event occurs.

Benefits and Payments Upon Termination	Termination Without Cause ($)	Death or Disability ($)
Cash Severance-Salary (1)	1,275,000	—
Cash Severance-Bonus (2)	3,000,000	—
RSUs-Accelerated (3)	1,649,600	1,649,600
(1)The calculation is 1.5 times Mr. Hicke’s base salary for 2024 per the terms of his employment agreement and does not include the amount of any accrued but unpaid base salary or vacation through the date of termination that may be payable to Mr. Hicke at the time of termination.
(2)The calculation is 1.5 times Mr. Hicke’s incentive compensation target for 2024, per the terms of his employment agreement.
(3)The aggregate value is based on the closing market price of the Shares on December 31, 2024 ($82.48). As of December
31, 2024, 20,000 Shares underlying Mr. Hicke’s 40,000 RSU Staking Grant had not yet vested.
48    2025 Proxy Statement
Mr. Denham, our Chief Financial Officer, also has
an employment agreement. Mr. Denham’s
employment agreement provides for certain
compensation and benefits that are in addition to
those provided by us pursuant to those plans and
arrangements available to our employees generally
and those that are customarily (but not required to
be) extended to those executive officers
terminated without cause or in the event of their
death or disability.
Mr. Denham’s employment agreement provides
that if he is terminated without cause or resigns
for Good Reason, as defined in his employment
agreement, prior to March 18, 2028, then in
addition to those benefits generally provided by us
to our employees pursuant to those plans and
arrangements available to our executive officers
generally and those that are customarily (but not
required to be) extended to departing executive
officers, Mr. Denham will receive:
•an amount equal to the accrued obligations he is
owed under the terms of his employment
agreement; and
•an amount (the “Denham Severance Amount”)
equal to the sum of (x) the amount of his annual
base salary as of the termination date and (y)
the amount of his target annual bonus for the
year of termination, which Denham Severance
Amount would be payable in equal payroll
installments during the 18-month period
following the year of termination.
Mr. Denham’s employment agreement also
provides that in addition to the benefits
customarily (but not required to be) extended to
departing executive officers if he is terminated
without cause or his employment ceases for death
or disability, any portion of the 45,000 RSU Staking
Grant that has not vested at the time of such
departure will accelerate and the Shares issuable
thereunder will be issued to Mr. Denham and such
shares will be tradeable without restriction. The
exercise period for any vested stock options then
held by Mr. Denham will be automatically
extended to the termination date of the relevant
options.
Pursuant to the terms of his employment
agreement, Mr. Denham will be subject to
covenants not to compete with the Company or
solicit its employees or customers during his
employment and for a period of 12 months
following termination of employment for any
reason, as well as confidentiality covenants.
The following table illustrates our estimates of the
potential value of the payments and benefits to
which Mr. Denham would be entitled to receive
upon a termination of his employment without
cause or upon his death or disability pursuant to
his employment agreement that are in addition to
those benefits customarily extended to departing
executive officers, in either case as of December
31, 2024. The amounts that Mr. Denham would
receive in an actual termination can only be
determined at the time the event occurs.

Benefits and Payments Upon Termination	Termination Without Cause or Resignation for Good Reason ($)	Death or Disability ($)
Cash Severance-Salary (1)	750,000	—
Cash Severance-Bonus (2)	1,700,000	—
RSUs-Accelerated (3)	3,711,600	3,711,600
(1)The calculation is Mr. Denham’s base salary for 2024 and does not include the amount of any accrued but unpaid base salary or vacation through the date of termination that may be payable to Mr. Denham at the time of termination.
(2)The calculation is based on the $1,700,000 annual incentive compensation target agreed in Mr. Denham’s employment agreement.
(3)The aggregate value is based on the closing market price of the Shares on December 31, 2024 ($82.48). As of December
31, 2024, 45,000 Shares underlying Mr. Denham’s RSU Staking Grant had not yet vested.
In May 2024, we adopted an Executive Severance
and Change of Control Plan (the “Severance
Plan”). Under the Severance Plan, each executive
permitted to participate in accordance with the
Severance Plan’s terms will be entitled to receive
the payments and benefits described below in the
event the executive is subject to a Qualifying
Termination. Messrs. Denham, Lane, Peterson and
McCabe participate in the Severance Plan. Defined
terms used in the following discussion of the
49  2025 Proxy Statement
Severance Plan have the respective meanings given
to such terms in the Severance Plan. Under the
Severance Plan, if the executive is terminated
without Cause or the executive resigns for Good
Reason, the executive shall receive: (i) a cash
payment equal to the sum of (x) the product of 1.5
times the sum of (a) the executive’s Annual Base
Salary in effect as of the Termination Date, plus
(b) the executive’s Target Bonus for the year in
which the Termination Date occurs, plus (y) the
executive’s Pro-Rata Target Bonus for the year in
which the Termination Date occurs; (ii) all
unvested Options and Stock Appreciation Rights
held by the executive as of the Termination Date
shall continue to vest for a period of 24 months
from the Termination Date; (iii) the exercise
period for all vested Options and Stock
Appreciation Rights held by the executive as of the
Termination Date and any unvested Options and
Stock Appreciation Rights held as of the
Termination Date that become vested during the
24-month period after the Termination shall, in
each case, be exercisable for a period equal to the
shorter of (a) the 27-month period after the
Termination Date, and (b) the then remaining term
of the relevant Option or Stock Appreciation Right;
(iv) any unvested Stock Units shall vest on a pro-
rata basis determined by using a fraction, the
numerator of which shall be the number of months
an individual Stock Unit award has been held and
the denominator of which shall be the total
number of months that the individual Stock Unit
Award must be held until it vests; and (v)
continued participation in the Company’s health
and dental plans with monthly premiums to be paid
by the Company for 18 months.
If the executive is terminated as a result of
Disability: (i) an amount equal to the executive’s
Pro-Rata Target Bonus; (ii) full vesting of all
unvested Stock Units held by the executive as of
the Termination Date; (iii) full vesting of all
unvested Options and Stock Appreciation Rights
held by the executive on the Termination Date;
and (iv) all vested Options and Stock Appreciation
Rights held by the executive on the Termination
Date (including those for which the vesting was
accelerated pursuant to the foregoing (clause (iii))
shall be exercisable for a period equal to the
shorter of (a) the 12-month period after the
Termination Date, and (b) the then remaining term
of the relevant Option or Stock Appreciation Right.
If the executive is terminated as a result of death:
(i) an amount equal to the executive’s Target
Bonus for the year in which the Termination Date
occurs; (ii) full vesting of all unvested Stock Units
held by the executive as of the Termination Date;
(iii) full vesting of all unvested Options and Stock
Appreciation Rights held by the executive on the
Termination Date; and (iv) all vested Options and
Stock Appreciation Rights held by the executive on
the Termination Date (including those for which
the vesting was accelerated pursuant to the
foregoing (clause (iii)) shall be exercisable for a
period equal to the shorter of (a) the 12-month
period after the Termination Date, and (b) the
then remaining term of the relevant Option or
Stock Appreciation Right.
If the executive terminated as a result of
Retirement: all unvested Stock Units, Options, and
Stock Appreciation Rights held by the executive
shall continue to vest and be exercisable as if the
executive remained employed with the Company,
subject to the executive’s compliance with all
Restrictive Covenant Obligations after the
Termination Date.
If the executive experiences a Qualifying
Termination or Retirement during a Change of
Control Period: (i) a cash payment equal to the
product of 1.5 times the sum of (a) the executive’s
Annual Base Salary in effect as of the Termination
Date, plus (b) the executive’s Target Bonus for the
year in which the Termination Date occurs, plus,
(c) the Pro-Rata Target Bonus for the year in which
the Termination Date occurs; (ii) full vesting of all
unvested Stock Units, Options, and Stock
Appreciation Rights held by the executive as of the
Termination Date, subject to the adjustments
described herein, and (iii) continued participation
in the Company’s health and dental plans with
monthly premiums to be paid by the Company for
18 months, provided the executive elects
continuation coverage pursuant to Section 4980B of
the Code and related guidance. All Options and
Stock Appreciation Rights which are fully vested as
of the executive’s Termination Date shall be
exercisable during the 12-month period
immediately following the Termination Date.
An executive’s receipt of payments and benefits
under the Severance Plan will be conditioned upon
the executive’s execution and non-revocation of a
general waiver and release of claims in favor of the
Company. The Company may amend or terminate
the Severance Plan at any time; provided,
however, that no such termination or amendment
may materially and adversely affect any rights of
any executive that is entitled to participate in the
50    2025 Proxy Statement
Severance Plan who has incurred a Qualifying
Termination prior to the date of such termination
or amendment; and provided, further that the
Severance Plan cannot be terminated or materially
amended during the 24-month period beginning on
the date of a Change of Control.
The following table illustrates our estimates of the potential value of the payments and benefits to which
Mr. Denham would be entitled to receive under the Severance Plan, assuming the applicable termination occurred as of December 31, 2024.

Benefits and Payments Upon Termination	Termination Without Cause or Resignation for Good Reason ($) (1)	Disability ($) (1)	Death ($) (1)	Retirement ($)	Qualifying Termination Following Change of Control ($)
Cash Severance-Salary	—	—	—	—	1,125,000	(2)
Cash Severance-Bonus	—	—	—	—	3,046,027	(3)
RSUs-Accelerated	—	—	—	—	4,948,800	(4)
(1)In the event of Mr. Denham’s termination without cause or resignation for good reason, disability or death, payments and benefits would be provided by the Company according to his employment agreement. See pg. 42 and pgs. 45-46 for information related to Mr. Denham’s employment agreement.
(2)The calculation is 1.5 times Mr. Denham’s annual base salary for 2024 per the terms of the Severance Agreement and does not include the amount of any accrued but unpaid base salary or vacation through the date of termination that may be payable to Mr. Denham at the time of termination.
(3)The calculation is Mr. Denham’s incentive compensation target for 2024 plus the pro-rata incentive compensation for
2024, per the terms of the Severance Agreement.
(4)The calculation is the amount of Mr. Denham’s unvested RSUs that would vest per the terms of the Severance Agreement multiplied by the closing market price of the Shares on December 31, 2024 ($82.48).
The following table illustrates our estimates of the potential value of the payments and benefits to which
Mr. Lane would be entitled to receive under the Severance Plan, assuming the applicable termination occurred as of December 31, 2024.

Benefits and Payments Upon Termination	Termination Without Cause or Resignation for Good Reason ($)		Disability ($)		Death ($)		Retirement ($)	Qualifying Termination Following Change of Control ($)
Cash Severance-Salary	1,050,000	(1)	—		—		—	1,050,000	(1)
Cash Severance-Bonus	1,935,616	(2)	435,616	(3)	1,500,000	(4)	—	1,935,616	(2)
RSUs-Accelerated (5)	520,082		3,051,760		3,051,760		—	3,051,760
(1)The calculation is 1.5 times Mr. Lane’s annual base salary for 2024 per the terms of the Severance Agreement and does not include the amount of any accrued but unpaid base salary or vacation through the date of termination that may be payable to Mr. Lane at the time of termination.
(2)The calculation is Mr. Lane’s incentive compensation target for 2024 plus the pro-rata incentive compensation for 2024, per the terms of the Severance Agreement.
(3)The calculation is Mr. Lane’s pro-rata incentive compensation for 2024, per the terms of the Severance Agreement.
(4)The calculation is Mr. Lane’s incentive compensation target for 2024 per the terms of the Severance Agreement.
(5)The calculation is the amount of Mr. Lane’s unvested RSUs that would vest per the terms of the Severance Agreement multiplied by the closing market price of the Shares on December 31, 2024 ($82.48).
51  2025 Proxy Statement
The following table illustrates our estimates of the potential value of the payments and benefits to which
Mr. Peterson would be entitled to receive under the Severance Plan, assuming the applicable termination occurred as of December 31, 2024.

Benefits and Payments Upon Termination	Termination Without Cause or Resignation for Good Reason ($)		Disability ($)		Death ($)		Retirement ($)	Qualifying Termination Following Change of Control ($)
Cash Severance-Salary	975,000	(1)	—		—		—	975,000	(1)
Cash Severance-Bonus	2,000,000	(2)	1,000,000	(3)	1,000,000	(4)	—	2,000,000	(2)
RSUs-Accelerated (5)	278,370		1,113,480		1,113,480		—	1,113,480
(1)The calculation is 1.5 times Mr. Peterson’s annual base salary for 2024 per the terms of the Severance Agreement and does not include the amount of any accrued but unpaid base salary or vacation through the date of termination that may be payable to Mr. Peterson at the time of termination.
(2)The calculation is Mr. Peterson’s incentive compensation target for 2024 plus the pro-rata incentive compensation for
2024, per the terms of the Severance Agreement.
(3)The calculation is Mr. Peterson’s pro-rata incentive compensation for 2024, per the terms of the Severance Agreement.
(4)The calculation is Mr. Peterson’s incentive compensation target for 2024 per the terms of the Severance Agreement.
(5)The calculation is the amount of Mr. Peterson’s unvested RSUs that would vest per the terms of the Severance Agreement multiplied by the closing market price of the Shares on December 31, 2024 ($82.48).
The following table illustrates our estimates of the potential value of the payments and benefits to which
Mr. McCabe would be entitled to receive under the Severance Plan, assuming the applicable termination occurred as of December 31, 2024.

Benefits and Payments Upon Termination	Termination Without Cause or Resignation for Good Reason ($)		Disability ($)		Death ($)		Retirement ($)	Qualifying Termination Following Change of Control ($)
Cash Severance-Salary	975,000	(1)	—		—		—	975,000	(1)
Cash Severance-Bonus	2,000,000	(2)	1,000,000	(3)	1,000,000	(4)	—	2,000,000	(2)
RSUs-Accelerated (5)	278,370		1,113,480		1,113,480		—	1,113,480
(1)The calculation is 1.5 times Mr. McCabe’s annual base salary for 2024 per the terms of the Severance Agreement and does not include the amount of any accrued but unpaid base salary or vacation through the date of termination that may be payable to Mr. McCabe at the time of termination.
(2)The calculation is Mr. McCabe’s incentive compensation target for 2024 plus the pro-rata incentive compensation for
2024, per the terms of the Severance Agreement.
(3)The calculation is Mr. McCabe’s pro-rata incentive compensation for 2024, per the terms of the Severance Agreement.
(4)The calculation is Mr. McCabe’s incentive compensation target for 2024 per the terms of the Severance Agreement.
(5)The calculation is the amount of Mr. McCabe’s unvested RSUs that would vest per the terms of the Severance Agreement multiplied by the closing market price of the Shares on December 31, 2024 ($82.48).
Director compensation
During 2024, each director who was not an
employee received an annual retainer of $70,000.
The annual chair fee for the Audit, Compensation,
Legal and Regulatory Oversight and Nominating and
Governance Committees was $20,000,
$15,000, $15,000 and $5,000, respectively, and the
annual retainer fee for the Audit Committee was
$10,000, for each of the Compensation and Legal
Regulatory and Oversight Committees was $7,500,
and for the Nominating and Governance Committee
was $5,000. The annual retainer for the Lead
Independent Director was $15,000.
Each non-employee director received an annual
52    2025 Proxy Statement
grant of 2,175 RSUs. RSUs granted in 2024 were
time-based and not based on the achievement of
performance targets. Our non-employee directors
did not receive an annual grant of options during
2024. As of December 31, 2024, our non-employee
directors owned options to purchase the following
aggregate numbers of Shares: Mr. Brassington,
25,500; Mr. Doran, 85,500; Mr. Guarino,
85,500; Ms. McCarthy, 85,500; Ms. Miller, 15,500;
and Mr. Romeo, 75,500.
The following table summarizes the compensation
paid to our directors for 2024:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	All Other Compensation ($)(2)	Total ($)
Jonathan A. Brassington	95,000	188,312	—	—	283,312
William M. Doran	92,500	188,312	—	348,004	628,816
Carl A. Guarino	112,500	188,312	—	—	300,812
Kathryn M. McCarthy	107,500	188,312	—	—	295,812
Stephanie D. Miller	87,500	188,312	—	—	275,812
Carmen V. Romeo	112,500	188,312	—	—	300,812
(1)Reflects the aggregate grant date fair value of RSUs as calculated in accordance with ASC 718. See Notes 1 and 7 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31,
2024. As of December 31, 2024, our directors owned the following aggregate numbers of RSUs: Mr. Brassington, 3,941; Mr.
Doran, 3,941; Mr. Guarino, 3,941; Ms. McCarthy, 3,941; Ms. Miller, 3,941 and Mr. Romeo, 3,941.
(2)During 2024, Mr. Doran received trustee fees of $178,000 for serving as a trustee of approximately 13 mutual funds or trusts, each of which we either administered or sponsored. During 2024, Mr. Doran served as a director of SEI Investments
Distribution Co., SEI Investments (Asia) Limited, SEI Investments (Europe) Ltd., SEI Global Nominee Ltd., SEI Investments
Global Fund Services Limited, SEI Investments Global, Limited and SEI Alpha Strategy Portfolios, L.P. and received
$14,166 per month pursuant to a consulting agreement with us.
Review, approval, or ratification
of transactions with related
persons
Our Board believes that transactions with related
persons present a heightened risk of conflicts of
interest (or the perception thereof). Our Code of
Conduct thus contains a provision regarding
transactions with related persons that requires
that our Audit Committee review and approve,
before it is consummated, any “related person”
transaction as defined in Item 404(a) of Regulation
S-K to which a director or executive officer is,
directly or indirectly, a party. A related person
transaction is any transaction that is anticipated
would
be reportable by us under Item 404(a) of
Regulation S-K in which we were or are to be a
participant and the amount involved exceeds
$120,000 and in which any related person had or
will have a direct or indirect material interest. No
related person transaction will be executed
without the approval or ratification of our Audit
Committee. It is our policy that directors
interested in a related person transaction will
recuse themselves from any vote on a related
person transaction in which they have an interest.
Since January 1, 2024, there have been no related
person transactions with any director or executive
officer of the Company or any other related
person, as defined in Rule 404 under Regulation S-
K and none is proposed.
53  2025 Proxy Statement

Audit Committee report.
Notwithstanding anything to the contrary, this Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the
Exchange Act except to the extent that we specifically incorporate this information by reference, and this information shall not be deemed filed under such Acts.
The Audit Committee of our Board currently is
composed of five independent directors and
operates under a written charter adopted by our
Board that complies with the rules adopted by The
NASDAQ Stock Market LLC. The Audit Committee
reviews and reassesses the adequacy of its charter
on an annual basis. A copy of the current Audit
Committee Charter may be viewed on our website
at seic.com under “Investor Relations > Leadership
> Governance documents.” The members of the
Audit Committee are Mr. Romeo (Chair), Mr.
Brassington, Mr. Guarino, Ms. McCarthy and Ms.
Miller. The role of the Audit Committee is to assist
our Board in its oversight of the quality and
integrity of our financial reporting process. The
Audit Committee also has sole authority, among
other things, to retain, set compensation and
retention terms for, terminate, oversee, and
evaluate the activities of our independent
auditors. Management has the primary
responsibility for the financial reporting process,
including the system of internal controls, and for
preparation of consolidated financial statements in
accordance with generally accepted accounting
principles. Our independent auditors are
responsible for auditing those financial statements
and expressing an opinion as to their conformity
with generally accepted accounting principles.
The Committee met five times in 2024 and held
discussions with management and the independent
auditors. Management represented to the Audit
Committee that our consolidated financial
statements were prepared in accordance with
generally accepted accounting principles, and the
Audit Committee has
reviewed and discussed the consolidated financial
statements with management and the independent
auditors. The Audit Committee discussed with the
independent auditors the matters that registered
independent public accounting firms must
communicate to audit committees under Public
Company Accounting Oversight Board rules.
Our independent auditors also provided to the
Audit Committee the written disclosures required
by the Public Company Accounting Oversight
Board’s independence rules, and the Audit
Committee discussed with the independent
auditing firm that firm’s independence.
Based upon the Audit Committee’s discussions with
management and the independent auditors and the
Audit Committee’s review of the representation of
management and the report of the independent
auditors to the Audit Committee, the Audit
Committee recommended that our Board include
the audited consolidated financial statements in
our Annual Report on Form 10-K for the year ended
December 31, 2024 filed with the Securities and
Exchange Commission.
Audit Committee:
Carmen V. Romeo (Chair)
Jonathan A. Brassington
Carl A. Guarino
Kathryn M. McCarthy
Stephanie D. Miller
54    2025 Proxy Statement
Proposal 2
Advisory vote
on executive
compensation.
Because your vote is advisory, it will not be binding upon us, the Board or the
Compensation Committee. Our Board and our Compensation Committee value the opinions of our shareholders. To the extent that there is any significant vote against the compensation of our executive officers, we will consider our shareholders’
concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. The Board believes that the compensation of our executive officers, as described in the CD&A and the tabular disclosures under the heading “Executive Compensation,” is appropriate for the reasons stated above.
Therefore, the Board unanimously recommends a vote FOR approval of the compensation for our named executive officers.
55  2025 Proxy Statement

Required vote and Board recommendation
Our compensation philosophy is designed to align
each executive’s compensation with our short-
term and long-term performance and to provide
the compensation and incentives needed to
attract, motivate, and retain key executives who
are crucial to our long-term success. Shareholders
are encouraged to read the Compensation
Discussion and Analysis (“CD&A”) and other
sections of this proxy statement regarding our
compensation practices for named executive
officers, which include discussions of the
following:
•Members of the Compensation Committee of
our Board are independent directors. The
Compensation Committee has established a
thorough process for the review and approval of
compensation program designs, practices, and
amounts awarded to our executive officers.
•The Compensation Committee engaged and
received advice from a third-party
compensation consultant concerning the
compensation of our Chief Executive Officer. It
selected a peer group of companies, taking into
account the compensation consultant’s
recommendations, to compare to our Chief
Executive Officer’s compensation.
•We have many compensation practices that
ensure consistent leadership, decision-making
and actions without taking inappropriate or
unnecessary risks. The practices include:
•We have an incentive compensation
repayment (“clawback”) policy;
•We have a stock ownership policy requiring
executives to maintain a minimum value of
ownership of our equity in accordance with
the plan;

•With the exception of Mr. Hicke, as discussed
earlier, we employ our named executive
officers “at will” without severance
agreements or employment contracts;
•We have a long-standing insider trading policy
which, among other things, prevents executive
officers from buying or selling put or call
options or futures on our Shares;
•Our performance-based incentive programs
include a balance of different measures for
short-term and long-term programs; and
•Our executive officers’ compensation amounts
are aligned with our financial performance and
the overall implementation of our business
strategies.
The Compensation Committee and the Board
believe that these policies, procedures, and
amounts are effective in implementing our
compensation philosophy and in achieving its
goals. This advisory shareholder vote, commonly
known as “Say-on-Pay,” gives you as a
Shareholder the opportunity to approve or not
approve our executive compensation program and
policies through the following resolution:
“Resolved, that the holders of Shares of the
Company approve, on an advisory basis, the
compensation of the named executive officers,
as disclosed in the Company’s Proxy Statement
for the 2025 Annual Meeting of Shareholders
pursuant to the compensation disclosure rules
of the Securities and Exchange Commission
including the Compensation Discussion and
Analysis, the 2024 Summary Compensation
Table and the other related tables and
disclosure.”

56    2025 Proxy Statement

Proposal 3 Ratification of appointment of independent registered public accountants.
The affirmative vote of a majority of the votes cast at our 2025 Annual Meeting by the holders of the outstanding Shares is required for the ratification of this appointment. Our Board unanimously recommends that Shareholders vote FOR approval of this proposal.
57  2025 Proxy Statement

Required vote and Board recommendation

The Audit Committee of our Board has selected
KPMG LLP (“KPMG”) as our independent
registered public accounting firm to audit our
consolidated financial statements for the fiscal
year ending December 31, 2025. The Audit
Committee and the Board seek to have the
Shareholders ratify such an appointment of KPMG
by the Audit Committee. We note, however, that
consistent with the requirements of the Sarbanes-
Oxley Act of 2002, our Audit Committee has
ultimate authority with respect to the

selection of our independent registered public
accountants. Accordingly, if Shareholders do not
ratify the appointment of KPMG, our Audit
Committee will take that into account in
considering whether to continue to retain KPMG.
Representatives of KPMG will be present at the
Annual Meeting and will have the opportunity to
make a statement, if they desire to do so, and to
respond to appropriate questions.

Principal accounting fees and services
The following is a summary of the fees KPMG billed to us for professional services rendered for the fiscal years ended December 31, 2024 and December 31, 2023, respectively:

Fee Category	2024	2023
Audit Fees (1)	$7,806,213	$6,400,314
Audit-related Fees (2)	2,120,571	2,019,166
Tax Fees (3)	45,426	81,568
All Other Fees	5,460	177,367
	$9,977,670	$8,678,415

(1)Audit fees for the years ended December 31, 2024 and 2023, respectively, were for professional services rendered for the audits and interim quarterly reviews of our consolidated financial statements and other statutory and subsidiary audits. Audit fees for the year ended December 31, 2024 and 2023 also include fees billed by KPMG for audits of our various Collective Trust Funds. These fees were paid by the various funds.
(2)Audit-related fees for the year ended December 31, 2024 and 2023, respectively, were for attestation services, internal control reviews and other audit-related services.
(3)Tax fees for the years ended December 31, 2024 and 2023, respectively, were for tax compliance and due diligence services, including the review or preparation of foreign tax returns, and general tax planning services.

58    2025 Proxy Statement
Policy on Audit Committee pre-
approval of audit and permissible
non-audit services of
independent registered public
accountants
The Audit Committee is responsible for appointing,
setting compensation for, and overseeing the work
of the independent auditors. The Audit Committee
has established a policy regarding pre-approval of
the retention of the independent auditors for the
performance of all audits and lawfully permitted
non- audit services and regarding pre-approval of
the fees for such services. On an ongoing basis,
management communicates specific projects and
categories of service for which the advance
approval of the Audit Committee is requested. The
Audit Committee reviews these requests and
advises management if the Audit Committee
approves the engagement of the independent
auditors to provide these services, as well as
certain fee levels for these services. All of the fees
described in the table above were approved by the
Audit Committee. On a periodic basis,
management reports to the Audit Committee
regarding the actual spending for such projects and
services as compared to the pre-approved fee
levels.
59  2025 Proxy Statement

Other important information.
As of the date of this Proxy Statement, management knows of no other matters to be presented for action at our 2025 Annual Meeting. However, if any further business should properly come before our 2025 Annual Meeting, the persons named as proxies will vote on such business in accordance with their best judgment.
Sustainability practices
These practices benefit the environment by
minimizing the use of paper and printing and lower
our costs.
Request electronic access to proxy materials and
annual reports
If you receive your proxy materials by mail, we
encourage you to elect electronic delivery. If you
do, you will receive an email with links to access
the Proxy Statement and Annual Report on the
Internet. If you are a beneficial shareholder,
please contact your broker, bank, or nominee to
request electronic access to proxy materials. If
your shares are registered in your name, please
access www.proxyvote.com to vote. You will have
the option to enroll in electronic delivery
immediately after casting your vote.
Reduce duplicate mailings
We deliver a single Proxy Statement and Annual
Report, along with individual proxy cards, to
shareholders who have not enrolled in electronic
delivery and share the same address, unless we
have received contrary instructions. This practice
is known as “householding.” To discontinue
householding and receive separate copies of proxy
materials, beneficial shareholders should contact
their broker, bank, or nominee where their
account is held, and registered shareholders should
contact their account holder or our transfer agent,
Equiniti Trust Company, LLC, by phone at (800)
937-5449 or by email at help@equiniti.com.
Access available information
about us
We publish our earnings releases on the Investor
Relations portion of our website at seic.com as
well as make available to shareholders the
opportunity to listen to our quarterly earning calls.
Our website also provides free-of-charge access to
our Annual Reports on Form 10-K, Quarterly
Reports on Form 10-Q, Current Reports on Form 8-
K and all amendments to those reports as soon as
reasonably practicable after such materials are
filed with the Securities and Exchange Commission
(SEC). Our website and our filings made with the
SEC are not part of this Proxy Statement.
References to our website address in this Proxy
Statement are intended to be inactive textual
references only.
We provide our demographic data for our U.S.
employees in connection with SEI’s EEO-1 report
for 2024 in Annex B of this Proxy Statement.
Delinquent Section 16(a) reports
Section 16(a) of the Exchange Act requires our
directors and executive officers and any beneficial
owner of more than 10% of any class of our equity
securities to file with the SEC initial reports of
beneficial ownership and reports of changes in
ownership of any of our securities. These reports
are made on documents referred to as Forms 3, 4
and 5. Our directors and executive officers must
also provide us with copies of these reports. We
have reviewed the copies of the reports that we
have received and any written representations that
60    2025 Proxy Statement
no Form 5 was required from the individuals
required to file the reports that we have received,
as well as reviewed Forms 3, 4 and 5 filed with the
SEC. Based on this review, we believe that during
the year ended December 31, 2024, each of our
directors and executive officers and beneficial
owners of more than 10% of any class of our equity
securities timely complied with applicable
reporting requirements for transactions in our
equity securities, except for certain reports that
were filed late by the following individuals, neither
of whom is still considered an officer for purpose
of Section 16 as of the date of this Proxy
Statement: Mr. James J. Cipriano - a late Form 3;
and Mr. Paul F. Klauder - a late Form 3 and one
late Form 4 relating to a total of four transactions.
Solicitation of proxies
The accompanying proxy card is solicited on behalf
of our Board. Following the original mailing of the
proxy materials, proxies may be solicited
personally by our officers and employees, who will
not receive additional compensation for these
services. We will reimburse banks, brokerage
firms, and other custodians, nominees, and
fiduciaries for reasonable expenses incurred by
them in sending proxy materials to beneficial
shareholders.
Nominations and proposals by
shareholders for our 2026 Annual
Meeting
Proposals that Shareholders wish to have
considered for possible inclusion in our Proxy
Statement for the 2026 Annual Meeting must be
received by our Secretary at our principal offices
(One Freedom Valley Drive, Oaks, PA 19456-1100)
no later than December 15, 2025. If you wish to
submit a proposal for a vote or to nominate a
candidate for election as director at the 2026
Annual Meeting (but not seek inclusion of the
proposal or nomination in our Proxy Statement),
we must receive your proposal or nomination, in
accordance with our Bylaws, on or before February
27, 2026, but not before January 28, 2026.
Shareholders who submit nominations for director
and who intend to solicit proxies in support of their
nominees must include in their submission all
information required by Rule 14a-19 under the
Exchange Act.
Additional information
We will provide without charge to any person from
whom a proxy is solicited by our Board, upon the
written request of such person, a copy of our 2024
Annual Report on Form 10-K, including the
financial statements and schedules thereto,
required to be filed with the Securities and
Exchange Commission pursuant to Rule 13a-1 under
the Exchange Act. Any such requests should be
directed to Michael Peterson, General Counsel, at
our principal offices at 1 Freedom Valley Drive,
Oaks, PA 19456-1100, phone: (610) 676-1000.
Forward-looking statements
This proxy statement contains forward-looking
statements within the meaning or the rules and
regulations of the Securities and Exchange
Commission. In some cases you can identify
forward-looking statements by terminology, such
as ‘‘may,’’ ‘‘will,’’ ‘‘expect,’’ ‘‘believe’’ and
‘‘continue,’’ or ‘‘appear.’’ Our forward-looking
statements include our current expectations as to
our growth, strategies and the opportunities for
our success. You should not place undue reliance
on our forward-looking statements, as they are
based on the current beliefs and expectations of
our management and subject to significant risks
and uncertainties, many of which are beyond our
control or are subject to change. Although we
believe the assumptions upon which we base our
forward-looking statements are reasonable, they
could be inaccurate. Some of the risks and
important factors that could cause actual results to
differ from those described in our forward-looking
statements can be found in the “Risk Factors”
section of our Annual Report on Form 10-K for the
year ended December 31, 2024, ﬁled with the
Securities and Exchange Commission.
61  2025 Proxy Statement
Annex A
SEI INVESTMENTS COMPANY
Reconciliation of GAAP to Non-GAAP Measure
The Adjusted Pre-Tax Earnings Per Share results
reflected in the “Pay Versus Performance” section
of this Proxy Statement is a non-GAAP financial
measure. This non-GAAP financial measure should
be viewed in addition to, and not as a substitute
for, reported results prepared in accordance with
GAAP. Please refer to the Company's annual
reports on Form 10-K for terms not defined herein.
The Compensation Committee utilizes this non-
GAAP measure when determining whether vesting
targets for outstanding stock options have been
met. This non-GAAP measure is adjusted to
exclude the impact of certain costs, expenses, and
revenue, the exclusion of which the Compensation
Committee believes provides an understanding of
the results of the primary operations of the
Company’s businesses and enhances comparability
across fiscal reporting periods. Neither the
Compensation Committee nor management utilize
Adjusted Pre-Tax Earnings Per Share for the
compensation processes related to the Company’s
employees or any other purpose.
The following table reconciles financial results
reported in accordance with generally accepted
accounting principles (GAAP) to the non-GAAP
financial measure presented in this Proxy
Statement.
Reconciliation of Diluted Earnings Per Share to Adjusted Pre-Tax
Earnings Per Share

Year	2020	2021	2022	2023	2024
Diluted earnings per share (GAAP)	$3.00	$3.81	$3.46	$3.46	$4.41
Adjustments:
Income tax expense	0.81	1.03	0.97	0.99	1.26
Stock-based compensation expense associated with stock options in accordance with ASC 718	0.18	0.28	0.27	0.16	0.31
One-time early termination fee revenue recorded during first quarter 2022	—	—	(0.64)	—	—
Severance costs and expense associated with voluntary separation program and severance arrangements with departing senior executives	—	—	0.41	—	—
Adjusted Pre-Tax Earnings Per Share (Non-GAAP)	$3.99	$5.12	$4.48	$4.61	$5.98
62    2025 Proxy Statement
Annex B
SEI INVESTMENTS COMPANY
Employee Demographics

							Non-Hispanic or Latino

Job categories	Hispanic or Latino		Male						Female						Overall totals
			White	Black or African American	Native Hawaiian or Pacific islander	Asian	American Indian or Alaskan Native	Two or more races	White	Black or African American	Native Hawaiian or Pacific islander	Asian	American Indian or Alaskan Native	Two or more races
	Male	Female
Exec/Sr. Officials & Mgrs	0	0	21	1	0	2	0	1	3	0	0	1	0	0	29
First/Mid Officials & Mgrs	11	4	431	6	0	114	1	2	227	14	0	31	0	2	843
Professionals	77	36	1711	103	2	235	2	34	738	61	0	166	1	13	3179
Technicians	1	0	6	0	0	2	0	1	2	0	0	1	0	0	13
Sales Workers	0	1	134	2	0	4	0	1	32	2	0	5	0	0	181
Administrative Support	0	0	1	0	0	1	0	0	6	0	0	0	0	0	8
Craft Workers	0	0	5	0	0	0	0	0	1	0	0	0	0	0	6
Operatives	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Laborers & Helpers	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Service Workers	0	0	17	0	0	0	0	0	0	0	0	0	0	0	17
Total	89	41	2326	112	2	358	3	39	1009	77	0	204	1	15	4276
Previous Report Total	87	41	2254	116	2	338	3	46	985	75	0	213	1	15	4176
*This table provides demographic data for SEI’s U.S. employees as of the payroll period from October 7-18, 2024. This data was generated in connection with the preparation of SEI’s EEO-1 Report for 2024, which will be submitted to the U.S. Equal
Employment Opportunity Commission.

1 Freedom Valley Drive Oaks, PA 19456-1100 +1 610 676 1000 seic.com

SEI® is a leading global provider of financial technology, operations, and asset management services within the financial services industry. SEI tailors its solutions and services to help clients more effectively deploy their capital—whether that’s money, time, or talent—so they can better serve their clients and achieve their growth objectives.

©2025 SEI®

SEI INVESTMENTS COMPANY
1 FREEDOM VALLEY DRIVE
P.O. BOX 1099
OAKS, PA 19456-1100

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 27, 2025 for shares held directly and by 11:59 P.M. Eastern Time on May 22, 2025 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SEIC2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 27, 2025 for shares held directly and by 11:59 P.M. Eastern Time on May 22, 2025 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V70637-P26992

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SEI INVESTMENTS COMPANY

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Jonathan A. Brassington	☐	☐	☐
1b. William M. Doran	☐	☐	☐
1c. Alfred P. West, Jr.	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.	**For**	**Against**	**Abstain**
2. To approve, on an advisory basis, the compensation of named executive officers.	☐	☐	☐
3. To ratify the appointment of KPMG LLP as independent registered public accountants for fiscal year 2025.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

V70638-P26992

SEI INVESTMENTS COMPANY
This proxy is solicited on behalf of our Board of Directors.

The undersigned shareholder of SEI Investments Company (the "Company") hereby appoints Michael N. Peterson and Lindsay Barci, the proxy or proxies of the undersigned, and hereby authorizes either of them to represent and to vote as designated on the reverse, all shares of Common Stock of the Company held of record by the undersigned at the close of business on March 20, 2025 at the Annual Meeting of Shareholders to be held on May 28, 2025, and at any adjournments thereof. The proxies named herein are authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side